CMBS NEW ISSUE TERM SHEET

$1,442,968,000 (APPROXIMATE OFFERED CERTIFICATES)

$1,585,679,793 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
OFFERED CLASSES A-1, A-2, A-3, A-SB, A-4A, A-4B, A-1A, A-J, XP, B, C AND D
CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

SEPTEMBER 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR STEARNS & CO. INC., GOLDMAN, SACHS & CO. AND GREENWICH
CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING THIS MATERIAL THE
RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY
OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO
SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS
MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER
MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING
THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH
ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS
MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND
THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING
PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME
TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES
MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY
BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND
INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY
FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED
INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE
ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN
THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS
ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS
SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ
BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE
UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE
SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF
THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH
OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING AS AN AGENT
FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

 BANC OF AMERICA SECURITIES LLC                         BEAR, STEARNS & CO. INC.

                                 -------------
      GOLDMAN, SACHS & CO.                           RBS GREENWICH CAPITAL

                               TABLE OF CONTENTS



Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans



                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES



                                        APPROX.
            EXPECTED    CERTIFICATE       % OF                                                     ASSUMED
            RATINGS      BALANCE OR     INITIAL      APPROX.       WEIGHTED      PRINCIPAL          FINAL
          -----------     NOTIONAL        POOL       CREDIT         AVERAGE        WINDOW       DISTRIBUTION
CLASS      FITCH/S&P     AMOUNT (1)     BALANCE      SUPPORT    LIFE (YRS) (2)   (MOS) (2)        DATE (2)           RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1(5)      AAA/AAA    $ 50,500,000    3.185%        20.000%         3.00          1-57        June 10, 2010          Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-2(5)      AAA/AAA    $215,500,000   13.590%        20.000%         4.75         57-60     September 10, 2010        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-3(5)      AAA/AAA    $157,900,000    9.958%        20.000%         6.62         79-83       August 10, 2012         Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-SB(5)     AAA/AAA    $ 61,158,000    3.857%        20.000%         7.29         60-111     December 10, 2014        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-4A(5)     AAA/AAA    $485,931,000   30.645%        30.000%         9.64        111-118       July 10, 2015          Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-4B(5)     AAA/AAA    $ 69,419,000    4.378%        20.000%         9.78        118-118       July 10, 2015          Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1A(5)     AAA/AAA    $228,135,000   14.387%        20.000%         7.83         1-118        July 10, 2015          Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
A-J         AAA/AAA    $ 97,123,000    6.125%        13.875%         9.84        118-119      August 10, 2015         Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
XP          AAA/AAA       TBD(4)        N/A            N/  A            (4)        N/A              N/A           Variable Rate(4)
------------------------------------------------------------------------------------------------------------------------------------
B            AA/AA     $ 31,714,000    2.000%        11.875%         9.87        119-119      August 10, 2015         Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
C           AA-/AA-    $ 15,857,000    1.000%        10.875%         9.87        119-119      August 10, 2015         Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
D             A/A      $ 29,731,000    1.875%         9.000%         9.90        119-120    September 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------


NON-OFFERED CERTIFICATES



                                              APPROX.
          EXPECTED        CERTIFICATE           % OF
          RATINGS          BALANCE OR         INITIAL    APPROX.
        -----------         NOTIONAL            POOL      CREDIT
CLASS    FITCH/S&P         AMOUNT (1)         BALANCE    SUPPORT
-----------------------------------------------------------------

E          A-/A-       $     17,839,000     1.125%     7.875%
-----------------------------------------------------------------
F        BBB+/BBB+     $     19,821,000     1.250%     6.625%
-----------------------------------------------------------------
G         BBB/BBB      $     17,839,000     1.125%     5.500%
-----------------------------------------------------------------
H        BBB-/BBB-     $     23,785,000     1.500%     4.000%
-----------------------------------------------------------------
J         BB+/BB+      $      7,929,000     0.500%     3.500%
-----------------------------------------------------------------
K          BB/BB       $      7,928,000     0.500%     3.000%
-----------------------------------------------------------------
L         BB-/BB-      $      7,928,000     0.500%     2.500%
-----------------------------------------------------------------
M          B+/B+       $      3,964,000     0.250%     2.250%
-----------------------------------------------------------------
N           B/B        $      5,947,000     0.375%     1.875%
-----------------------------------------------------------------
O          B-/B-       $      5,946,000     0.375%     1.500%
-----------------------------------------------------------------
P          NR/NR       $     23,785,793     1.500%     0.000%
-----------------------------------------------------------------
XC        AAA/AAA      $  1,585,679,793(4)     N/A       N/A
-----------------------------------------------------------------

                                            ASSUMED
            WEIGHTED      PRINCIPAL          FINAL
             AVERAGE        WINDOW       DISTRIBUTION
CLASS    LIFE (YRS) (2)   (MOS) (2)        DATE (2)           RATE TYPE
----------------------------------------------------------------------------

E         9.95            120-120    September 10, 2015        Fixed(3)
----------------------------------------------------------------------------
F         9.95            120-120    September 10, 2015        Fixed(3)
----------------------------------------------------------------------------
G         9.97            120-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
H        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
J        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
K        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
L        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
M        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
N        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
O        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
P        10.28            124-124     January 10, 2016         Fixed(3)
----------------------------------------------------------------------------
XC         (4)              N/A              N/A           Variable Rate(4)
----------------------------------------------------------------------------


(1)   Subject to a variance of plus or minus 5%.

(2)   As of the Cut-off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment date and the other assumptions set forth under "Yield and Maturity Considerations--Yield Considerations" and
      "Maturity Assumptions" as set forth in the prospectus supplement.

(3)   The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4A, Class A-4B,
      Class A-1A, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
      G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, and
      Class P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rate of the mortgage loans, (iii) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rate of the mortgage loans.

(4)   The Class XP and XC Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XP and XC Certificates as
      described in the prospectus supplement.

(5)   For purposes of making distributions to the Class A-1, A-2, A-3, A-SB,
      A-4A, A-4B and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan
      Group 2. Loan Group 1 will consist of 107 Mortgage Loans, representing approximately 85.6% of the aggregate principal balance of the pool of
      Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 21
      Mortgage Loans, representing approximately 14.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date.
      Loan Group 2 will include approximately 61.9% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 56.3% of the aggregate principal balance of all the
      Mortgage Loans secured by manufactured housing properties.

      Generally, the Class A-1, A-2, A-3, A-SB, A-4A and A-4B Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the
      Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage
      Loans in Loan Group 2 until the Certificate Balance of the Class A-1, A-2,
      A-3, A-SB, A-4A and A-4B Certificates have been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-J through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of
      Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-SB, A-4 and A-1A Certificates pro rata; provided, that payments of principal allocated to the Class A-4 Certificates will be distributed first to the
      Class A-4A Certificates and then to the Class A-4B Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]



                                                   CLASS XC(1), XP
CLass A-1                  AAA / AAA                                                   $50.5 MM
                            3.185%

CLass A-2                  AAA / AAA                                                   $215.5 MM
                            13.590%

CLass A-3                  AAA / AAA                                                   $157.9 MM
                            9.958%

Class A-SB                 AAA / AAA                                                   $61.1 MM
                            3.857%

Class A-4A                 AAA / AAA                                                   $485.9 MM
                            30.645%

Class A-4B                 AAA / AAA                                                   $69.4 MM
                            4.378%

Class A-1A                 AAA / AAA                                                   $228.1 MM
                            14.387%

Class A-J                  AAA / AAA                                                   $97.1 MM
                            6.125%

Class B                     AA / AA                                                    $31.7 MM
                            2.000%

Class C                    AA- / AA-                                                   $15.8 MM
                            1.000%

Class D                     A / A                                                      $29.7 MM
                            1.875%

Class E(1)                  A- / A-                                                    $17.8 MM
                            1.125%

Class F(1)                 BBB+ / BBB+                                                 $19.8 MM
                            1.250%

Class G(1)                 BBB / BBB                                                   $17.8 MM
                            1.125%

Class H(1)                 BBB- / BBB-                                                 $23.7 MM
                            1.500%

Class J(1)                 BB+ / BB+                                                   $7.9 MM
                            0.500%

Class K(1)                  BB / BB                                                    $7.9 MM
                            0.500%

Class L(1)                  BB- / BB-                                                  $7.9 MM
                            0.500%

Class M(1)                  B+ / B+                                                    $3.9 MM
                            0.250%

Class N(1)                  B / B                                                      $5.9 MM
                            0.375%

Class O(1)                  B- / B-                                                    $5.9 MM
                            0.375%

Class P(1)                  NR / NR                                                    $23.7 MM
                            1.500%



---------------
*     Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)   Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------
     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MARCH 2005.



ISSUE TYPE                    REMIC. Class A-1, A-2, A-3, A-SB, A-4A, A-4B, A-1A, A-J, XP, B, C
                              and D Certificates (collectively, the "Offered Certificates") are offered publicly.

CUT-OFF DATE                  All Mortgage Loan characteristics are based on balances as of the
                              Cut-off Date, which is September 1, 2005 for all of the Mortgage
                              Loans. All percentages presented herein are approximate.

MORTGAGE POOL                 The Mortgage Pool consists of 128 Mortgage Loans (the "Mortgage
                              Loans") with an aggregate balance as of the Cut-off Date of
                              $1,585,679,793 (the "Initial Pool Balance"). For purposes of making distributions to the Class A-1, A-2, A-3, A-SB, A-4A, A-4B and A-1A Certificates, the Mortgage Pool will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group
                              2. Loan Group 1 will consist of 107 Mortgage Loans, representing approximately 85.6% of the Initial Pool Balance as of the Cut-off
                              Date. Loan Group 2 will consist of 21 Mortgage Loans,
                              representing approximately 14.4% of the Initial Pool Balance as of the Cut-off Date. The Mortgage Loans are secured by 149 properties (the "Mortgaged Properties") located throughout 29 states and the Commonwealth of Puerto Rico.

DEPOSITOR                     Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS         Bank of America, N.A. ("Bank of America") and Bear Stearns
                              Commercial Mortgage, Inc. ("Bear Stearns").

UNDERWRITERS                  Banc of America Securities LLC and Bear, Stearns & Co. Inc. are
                              acting as co-lead managers. Banc of America Securities LLC and
                              Bear, Stearns & Co. Inc. are acting as joint bookrunners with respect to the Class A-1, A-3, A-SB and A-4A Certificates. Banc
                              of America Securities LLC is acting as sole bookrunner with respect to all other Classes of Offered Certificates. Goldman,
                              Sachs & Co. and Greenwich Capital Markets, Inc. are acting as co-managers.

TRUSTEE                       Wells Fargo Bank, N.A.

MASTER SERVICER               Bank of America, N.A., for all mortgage loans other than the
                              Pacific Arts Plaza Pari Passu Note A-2, which will be serviced by
                              Banc of America Commercial Mortgage Inc. pursuant to the terms of the pooling and servicing agreement related to the Banc of
                              America Commercial Mortgage Inc., Commercial Mortgage
                              Pass-Through Certificates, Series 2005-3.

SPECIAL SERVICER              LNR Partners, Inc., for all mortgage loans other than the Pacific
                              Arts Plaza Pari Passu Note A-2 which will be serviced by Banc of
                              America Commercial Mortgage Inc. pursuant to the terms of the pooling and servicing agreement related to the Banc of America
                              Commercial Mortgage Inc., Commercial Mortgage Pass-Through
                              Certificates, Series 2005-3.

RATING AGENCIES               Fitch, Inc. ("Fitch") and Standard and Poor's Ratings Services, a
                              division of The McGraw-Hill Companies, Inc. ("S&P").

DENOMINATIONS                 $10,000 minimum for the Class A-1, A-2, A-3, A-SB, A-4A, A-4B,
                              A-1A and A-J Certificates, $1,000,000 minimum (notional) for the
                              Class XP Certificates and $100,000 minimum for the Class B, C and
                              D Certificates.

SETTLEMENT DATE               On or about September   , 2005.

SETTLEMENT TERMS              Book-entry through DTC for all Offered Certificates.


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------



DISTRIBUTION DATE                   The 10th day of each month, or if such 10th day is not a Business
                                    Day, the next succeeding Business Day. The first Distribution
                                    Date with respect to the Offered Certificates will occur in
                                    October 2005.

DETERMINATION DATE                  For any Distribution Date, the earlier of (i) the sixth day of the month in which the related Distribution Date occurs, or if such sixth day is not a Business Day, then the immediately preceding Business Day, and (ii) the fourth Business Day prior to the related Distribution Date.

INTEREST DISTRIBUTIONS              Each Class of Offered Certificates will be entitled on each
                                    Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, A-2, A-3, A-SB, A-4, A-1A,
                                    XC and XP Certificates ranking pari passu in entitlement to interest; provided, that interest allocated to the Class A-4
                                    Certificates will be distributed first to the Class A-4A
                                    Certificates and then to the Class A-4B Certificates.

PRINCIPAL DISTRIBUTIONS             Principal will be distributed on each Distribution Date to the
                                    Class of Sequential Pay Certificates outstanding with the
                                    earliest sequential Class designation until its Certificate
                                    Balance is reduced to zero (except that the Class A-SB
                                    Certificates are entitled to certain priority on each
                                    Distribution Date with respect to being paid down to their planned principal balance as described in the prospectus
                                    supplement). Generally, the Class A-1, A-2, A-3, A-SB, A-4A and
                                    A-4B Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A
                                    Certificates has been reduced to zero, and the Class A-1A
                                    Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in
                                    Loan Group 2 until the Certificate Balance of the Class A-4B
                                    Certificates has been reduced to zero. If, due to losses, the
                                    Certificate Balances of the Class A-J through Class P
                                    Certificates are reduced to zero but any two or more classes of
                                    Class A-1, A-2, A-3, A-SB, A-4A, A-4B or A-1A Certificates remain outstanding, payments of principal to the outstanding Class A-1,
                                    A-2, A-3, A-SB, A-4, and A-1A Certificates will be made on a pro rata basis; provided, that payments of principal allocated to the
                                    Class A-4 Certificates will be distributed first to the Class
                                    A-4A Certificates and then to the Class A-4B Certificates.

LOSSES                              To be applied first to the Class P Certificates, then to the next most subordinate Class of Sequential Pay Certificates until the
                                    Certificate Balance of each such succeeding Class of Sequential
                                    Pay Certificates is reduced to zero, and following the reduction of the Certificate Balance of the Class A-J Certificates to zero, pro rata to the Class A-1, A-2, A-3, A-SB, A-4 and A-1A
                                    Certificates; provided, that losses allocated to the Class A-4
                                    Certificates will be applied first to the Class A-4B Certificates and then to the Class A-4A Certificates. However, with respect to the Pacific Arts Plaza Whole Loan (as to which only the related
                                    Note A-2 is in the trust fund), losses will be applied first to the subordinate components of the Note A-1, and then pro rata among the Note A-2 and the senior component of the Note A-1. As a result of such application, losses on such loan will be borne first by the subordinate components of the Note A-1 and then, following the reduction of the balances of the A-1 note
                                    subordinate components to zero, the pro rata portion of losses allocable to Note A-2 will be applied to the Classes of
                                    Sequential Pay Certificates as described above. Similarly, with respect to the Sotheby's Building Whole Loan (as to which only the related Note A-1 is in the trust fund), losses will be applied first to the Sotheby's Building Note B and then,



This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------



                                      following the reduction of the Sotheby's Building Note B to zero, the pro rata portion of the losses allocable to the Note A-1 will be applied to the Classes of Sequential Pay Certificates as described above.

PREPAYMENT PREMIUMS                   The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the
                                      "Description of the Certificates--Distributions--Distributions of
                                      Prepayment Premiums" in the prospectus supplement.

ADVANCES                              Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be
                                      required to advance certain principal, interest and other
                                      expenses. In the event that the Master Servicer fails to make such advances, the Trustee may be required to do so.

APPRAISAL REDUCTIONS                  Promptly following the occurrence of (1) any Mortgage Loan or any
                                      Serviced Whole Loan becoming a Modified Mortgage Loan; (2) any
                                      Monthly Payment with respect to any Mortgage Loan or any Serviced
                                      Whole Loan remaining unpaid for 60 days past the Due Date for such payment; (3) the passage of 60 days after the Special
                                      Servicer receives notice that the mortgagor under such Mortgage
                                      Loan or Serviced Whole Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special
                                      Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; (5) the related Mortgaged Property becoming an REO Property; or (6) the passage of 60 days after the third extension of a Mortgage Loan or a Serviced Whole Loan, the Special Servicer will obtain an appraisal on the related Mortgaged Property. Advances of
                                      delinquent interest on the most subordinate class or classes will be reduced to the extent of the interest on the Appraisal
                                      Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan or Serviced Whole Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and
                                      (b) an amount equal to 90% of the appraised value of the
                                      Mortgaged Property.

OPTIONAL TERMINATION                  The Master Servicer, the Special Servicer and certain
                                      Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated
                                      Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS                     The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class Balance.

ERISA                                 The Offered Certificates are expected to be ERISA eligible.

SMMEA                                 The Offered Certificates are not expected to be
                                      "mortgage-related securities" for the purposes of SMMEA.



This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

CONTACT INFORMATION

--------------------------------------------------------------------------------



BANC OF AMERICA SECURITIES LLC       BEAR, STEARNS & CO. INC.
Bill Hale                            Craig Sedmak
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com        csedmak@bear.com

Geordie Walker                       Tim Koltermann
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com   tkoltermann@bear.com

Chuck Mather                         Jignesh Patel
(704) 388-1597 (Phone)               (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
charles.mather@bankofamerica.com     jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com




GOLDMAN, SACHS & CO.      GREENWICH CAPITAL MARKETS, INC.
Emily Brooks              Chris McCormack
(212) 902-7264 (Phone)    (203) 625-2900 (Phone)
(212) 346-3594 (Fax)      (203) 618-2052 (Fax)
emily.brooks@gs.com       mccormc@gcm.com

Scott Wisenbaker          Brian Schwartz
(212) 902-2858 (Phone)    (203) 625-2900 (Phone)
(212) 346-3594 (Fax)      (212) 618-2033 (Fax)
scott.wisenbaker@gs.com   brian.schwartz@gcm.com


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------



GENERAL CHARACTERISTICS                                                          MORTGAGE POOL

Number of Mortgage Loans .......................................................           128
Number of Mortgaged Properties .................................................           149
Aggregate Balance of all Mortgage Loans(1) .....................................$1,585,679,793
Number of Balloon Payment Mortgage Loans(2) ....................................           106
Aggregate Balance of Balloon Payment Mortgage Loans(2) .........................  $962,621,003
Number of Anticipated Repayment Date Mortgage Loans(3) .........................             6
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ..............  $160,269,386
Number of Interest Only Mortgage Loans(3) ......................................            17
Aggregate Balance of Interest Only Mortgage Loans(3) ...........................  $477,589,404
Maximum Balance ................................................................  $110,000,000
Minimum Balance ................................................................      $995,590
Average Balance ................................................................ $  12,388,123
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ..................             2
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans ................................................................    $8,640,700
Weighted Average Cut-off Date LTV Ratio ........................................         71.2%
Maximum Cut-off Date LTV Ratio .................................................         80.0%
Minimum Cut-off Date LTV Ratio .................................................         43.5%
Weighted Average DSCR ..........................................................         1.46x
Maximum DSCR ...................................................................         2.88x
Minimum DSCR ...................................................................         1.17x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................         64.9%
Range of Mortgage Loan Interest Rates ..........................................  4.600%-5.997%
Weighted Average Mortgage Loan Interest Rate ...................................         5.204%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) .....       57 - 124
Weighted Average Remaining Term to Maturity or Anticipated Repayment
 Date (months) .................................................................            103

GENERAL CHARACTERISTICS                                                           LOAN GROUP 1      LOAN GROUP 2

Number of Mortgage Loans .......................................................           107                 21
Number of Mortgaged Properties .................................................           128                 21
Aggregate Balance of all Mortgage Loans(1) .....................................$1,357,544,380       $228,135,414
Number of Balloon Payment Mortgage Loans(2) ....................................            87                 19
Aggregate Balance of Balloon Payment Mortgage Loans(2) .........................  $759,285,590       $203,335,414
Number of Anticipated Repayment Date Mortgage Loans(3) .........................             6                  0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ..............  $160,269,386                  0
Number of Interest Only Mortgage Loans(3) ......................................            15                  2
Aggregate Balance of Interest Only Mortgage Loans(3) ...........................  $452,789,404        $24,800,000
Maximum Balance ................................................................  $110,000,000        $44,800,000
Minimum Balance ................................................................      $995,590         $2,050,000
Average Balance ................................................................   $12,687,331        $10,863,591
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ..................             2                  0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans ................................................................    $8,640,700                 $0
Weighted Average Cut-off Date LTV Ratio ........................................         70.7%              73.9%
Maximum Cut-off Date LTV Ratio .................................................         80.0%              79.9%
Minimum Cut-off Date LTV Ratio .................................................         44.5%              43.5%
Weighted Average DSCR ..........................................................         1.47x              1.38x
Maximum DSCR ...................................................................         2.88x              2.62x
Minimum DSCR ...................................................................         1.20x              1.17x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................         64.5%              67.5%
Range of Mortgage Loan Interest Rates .......................................... 4.600%-5.997%      4.857%-5.766%
Weighted Average Mortgage Loan Interest Rate ...................................        5.205%             5.197%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) .....      57 - 124           57 - 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment
 Date (months) .................................................................           103                 98


---------
(1)   Subject to a permitted variance of plus or minus 5%.

(2)   Excludes Mortgage Loans that are Interest Only until maturity or until the anticipated repayment date and anticipated repayment date mortgage loans.

(3)   With respect to one Mortgage Loan, Loan No. 43556, which is both an ARD
      Loan and Interest Only which results in such Mortgage Loan appearing in each category.

*     One Mortgage Loan, Loan No. 58851 (such Loan Number is set forth in Annex
      A to the prospectus supplement), representing 6.9% of the Initial Pool
      Balance, is part of a split loan structure evidenced by two senior pari passu promissory notes referred to as note A-1 and note A-2. The note A-1
      (which is not included in the Trust) has been divided into a senior component and a subordinate component. The cut-off date balance of this
      Mortgage Loan has been calculated based upon the note A-2 (which is the only note included in the Trust). Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior pari passu notes
      (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-2 included in the Trust.

 One Mortgage Loan, Loan No. 59039 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 6.9% of the Initial Pool Balance, is part of a split loan structure evidenced by two senior pari passu promissory notes referred to as note A-1 and note A-2 and a subordinate note B. The cut-off date balance of this Mortgage Loan has been calculated based upon the note A-1 (which is the only note included in the Trust). Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior pari passu notes (excluding the note B). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related note B were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-1 included in the Trust.

     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

 The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

Self Storage 3.8%

Industrial 5.1%

Hotel 7.6%

Multifamily 22.8%

Retail 24.2%

Mixed Use 1.8%

Manufactured Housing 0.5%

Office 34.2%

PROPERTY TYPE



                                                                        WEIGHTED
                         NUMBER OF      AGGREGATE          % OF          AVERAGE
                         MORTGAGED     CUT-OFF DATE    INITIAL POOL   UNDERWRITTEN
PROPERTY TYPE           PROPERTIES       BALANCE          BALANCE         DSCR
-------------------------------------------------------------------------------------

Office                       32      $  542,118,017         34.2%          1.47x
-------------------------------------------------------------------------------------
Retail                       52         383,636,075         24.2           1.45x
-------------------------------------------------------------------------------------
 Anchored                    24         267,496,742         16.9           1.36x
-------------------------------------------------------------------------------------
 Unanchored                  20          89,325,324          5.6           1.78x
-------------------------------------------------------------------------------------
 Shadow Anchored              8          26,814,008          1.7           1.26x
-------------------------------------------------------------------------------------
Multifamily                  27         361,123,084         22.8           1.45x
-------------------------------------------------------------------------------------
Hotel                         3         120,869,406          7.6           1.51x
-------------------------------------------------------------------------------------
Industrial                    9          81,119,794          5.1           1.36x
-------------------------------------------------------------------------------------
Self Storage                 21          59,634,823          3.8           1.54x
-------------------------------------------------------------------------------------
Mixed Use                     2          28,846,442          1.8           1.27x
-------------------------------------------------------------------------------------
Manufactured Housing          3           8,332,153          0.5           1.41x
-------------------------------------------------------------------------------------
TOTAL/WTD AVG               149      $1,585,679,793        100.0%          1.46X
-------------------------------------------------------------------------------------

                                               WEIGHTED                        WEIGHTED
                               MIN/MAX          AVERAGE          MIN/MAX       AVERAGE
                            UNDERWRITTEN     CUT-OFF DATE     CUT-OFF DATE     MORTGAGE
PROPERTY TYPE                   DSCR           LTV RATIO        LTV RATIO        RATE
-----------------------------------------------------------------------------------------

Office                        1.20x/2.04x        68.7%          47.5%/80.0%      5.168%
-----------------------------------------------------------------------------------------
Retail                        1.20x/2.58x        73.9%          54.4%/80.0%      5.169%
-----------------------------------------------------------------------------------------
 Anchored                     1.20x/2.58x        75.5%          54.4%/80.0%      5.178%
-----------------------------------------------------------------------------------------
 Unanchored                   1.20x/2.29x        69.7%          62.7%/80.0%      5.107%
-----------------------------------------------------------------------------------------
 Shadow Anchored              1.22x/1.32x        71.4%          66.4%/74.4%      5.282%
-----------------------------------------------------------------------------------------
Multifamily                   1.17x/2.62x        71.1%          43.5%/80.0%      5.238%
-----------------------------------------------------------------------------------------
Hotel                         1.50x/1.85x        70.3%          70.0%/73.9%      5.165%
-----------------------------------------------------------------------------------------
Industrial                    1.20x/1.59x        75.3%          59.3%/79.8%      5.244%
-----------------------------------------------------------------------------------------
Self Storage                  1.20x/2.88x        71.5%          44.5%/79.5%      5.470%
-----------------------------------------------------------------------------------------
Mixed Use                     1.24x/1.29x        76.2%          73.5%/79.0%      5.276%
-----------------------------------------------------------------------------------------
Manufactured Housing          1.28x/1.58x        67.5%          52.1%/78.3%      5.662%
-----------------------------------------------------------------------------------------
TOTAL/WTD AVG                 1.17X/2.88X        71.2%          43.5%/80.0%      5.204%
-----------------------------------------------------------------------------------------


*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

                               [MAP OMITTED]



WASHINGTON                                       NEBRASKA
17 properties                                    1 property
$50,786,373                                      $15,200,000
3.2% of total                                    1.0% of total

NEVADA                                           SOUTH DAKOTA
3 properties                                     1 property
$45,150,000                                      $8,050,000
2.8% of total                                    0.5% of total

CALIFORNIA                                       MISSOURI
23 properties                                    1 property
$310,640,212                                     $44,800,000
19.6% of total                                   2.8% of total

UTAH                                             IOWA
2 properties                                     2 properties
$21,310,876                                      $8,283,209
1.3% of total                                    0.5% of total

ARIZONA                                          WISCONSIN
8 properties                                     1 property
$39,940,678                                      $2,232,700
2.5% of total                                    0.1% of total

COLORADO                                         ILLINOIS
2 properties                                     4 properties
$14,392,881                                      $32,395,040
0.9% of total                                    2.0% of total

TEXAS                                            MICHIGAN
17 properties                                    4 properties
$60,846,270                                      $12,041,895
3.8% of total                                    0.8% of total

PUERTO RICO                                      PENNSYLVANIA
1 property                                       9 properties
$35,250,000                                      $75,844,091
2.2% of total                                    4.8% of total

TENNESSEE                                        OHIO
4 properties                                     7 properties
$26,923,500                                      $51,556,515
1.7% of total                                    3.3% of total

FLORIDA                                          NEW YORK
9 properties                                     4 properties
$86,032,399                                      $190,196,442
5.4% of total                                    12.0% of total

GEORGIA                                          NEW HAMSPHIRE
7 properties                                     1 property
$119,709,750                                     $11,500,000
7.5% of total                                    0.7% of total

SOUTH CAROLINA                                   MASSACHUSSETTS
2 properties                                     2 properties
$6,470,362                                       $22,481,278
0.4% of total                                    1.4% of total

NORTH CAROLINA                                   CONNECTICUT
5 properties                                     1 property
$24,642,021                                      $24,000,000
1.6% of total                                    1.5% of total

VIRGINIA                                         NEW JERSEY
4 properties                                     2 properties
$87,205,250                                      $17,844,236
5.5% of total                                    1.1% of total

DELAWARE                                         MARYLAND
1 property                                       4 properties
$14,700,000                                      $125,453,634
0.9% of total                                    7.9% of total



[  ] less than 1.0%
     of Initial Pool Balance

[  ] 1.0% - 5.0%
     of Initial Pool Balance

[  ] 5.1% - 10.0%
     of Initial Pool Balance

[  ] greater than 10.0%
     of Initial Pool Balance

GEOGRAPHIC DISTRIBUTION



                                                                              WEIGHTED         WEIGHTED      WEIGHTED
                         NUMBER OF         AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                         MORTGAGED      CUT-OFF DATE     % OF INITIAL     UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
PROPERTY LOCATION       PROPERTIES           BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------------

California+                 23        $  310,640,212           19.6%            1.60x            67.0%          5.081%
--------------------------------------------------------------------------------------------------------------------------
 Southern                   22           306,740,212           19.3             1.60x            67.1%          5.077%
--------------------------------------------------------------------------------------------------------------------------
 Northern                    1             3,900,000            0.2             1.61x            59.4%          5.405%
--------------------------------------------------------------------------------------------------------------------------
New York                     4           190,196,442           12.0             1.27x            68.2%          5.315%
--------------------------------------------------------------------------------------------------------------------------
Maryland                     4           125,453,634            7.9             1.47x            71.0%          5.157%
--------------------------------------------------------------------------------------------------------------------------
Georgia                      7           119,709,750            7.5             1.33x            76.2%          5.130%
--------------------------------------------------------------------------------------------------------------------------
Virginia                     4            87,205,250            5.5             2.00x            58.4%          5.097%
--------------------------------------------------------------------------------------------------------------------------
Florida                      9            86,032,399            5.4             1.33x            77.5%          5.399%
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 9            75,844,691            4.8             1.34x            73.8%          5.277%
--------------------------------------------------------------------------------------------------------------------------
Texas                       17            60,846,270            3.8             1.40x            74.6%          5.212%
--------------------------------------------------------------------------------------------------------------------------
Ohio                         7            51,556,515            3.3             1.33x            77.7%          5.193%
--------------------------------------------------------------------------------------------------------------------------
Washington                  17            50,786,373            3.2             1.35x            73.4%          5.547%
--------------------------------------------------------------------------------------------------------------------------
Others                      48           427,408,256           27.0             1.44x            73.5%          5.207%
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG              149        $1,585,679,793          100.0%            1.46X            71.2%          5.204%
--------------------------------------------------------------------------------------------------------------------------


-THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 29 STATES AND THE COMMONWEALTH
 OF PUERTO RICO.

*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------
                             NO. OF       AGGREGATE
                           MORTGAGE     CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
----------------------------------------------------------------
 $995,590 -- $999,999             2        1,992,078       0.1
 $1,000,000 -- $1,999,999         5        7,581,421       0.5
 $2,000,000 -- $2,999,999        23       55,884,075       3.5
 $3,000,000 -- $3,999,999        16       56,739,441       3.6
 $4,000,000 -- $4,999,999        14       62,019,404       3.9
 $5,000,000 -- $7,499,999        16       97,800,974       6.2
 $7,500,000 -- $9,999,999        14      123,484,053       7.8
 $10,000,000 -- $14,999,999      15      195,600,929      12.3
 $15,000,000 -- $19,999,999      10      169,452,763      10.7
 $20,000,000 -- $29,999,999       2       50,720,000       3.2
 $30,000,000 -- $49,999,999       4      152,016,670       9.6
 $50,000,000 -- $99,999,999       4      282,387,985      17.8
 $100,000,000 -- $110,000,000     3      330,000,000      20.8
----------------------------------------------------------------
 TOTAL:                         128    1,585,679,793     100.0
----------------------------------------------------------------
Min: $995,590  Max: $110,000,000  Average: $12,388,123

LOCATION
-------------------------------------------------------
                    NO. OF        AGGREGATE
                   MORTGAGED     CUT-OFF DATE   % OF
                  PROPERTIES      BALANCE ($)   POOL
-------------------------------------------------------
 California+            23     310,640,212     19.6
  Southern              22     306,740,212     19.3
  Northern               1       3,900,000      0.2
 New York                4     190,196,442     12.0
 Maryland                4     125,453,634      7.9
 Georgia                 7     119,709,750      7.5
 Virginia                4      87,205,250      5.5
 Florida                 9      86,032,399      5.4
 Pennsylvania            9      75,844,691      4.8
 Texas                  17      60,846,270      3.8
 Ohio                    7      51,556,515      3.3
 Washington             17      50,786,373      3.2
 Others                 48     427,408,256     27.0
-------------------------------------------------------
 TOTAL:                149   1,585,679,793    100.0
-------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------
                             NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE   % OF
                          PROPERTIES      BALANCE ($)   POOL
---------------------------------------------------------------
 Office                         32      542,118,017    34.2
 Retail                         52      383,636,075    24.2
    Anchored                    24      267,496,742    16.9
    Unanchored                  20       89,325,324     5.6
    Shadow Anchored              8       26,814,008     1.7
 Multifamily                    27      361,123,084    22.8
 Hotel                           3      120,869,406     7.6
 Industrial                      9       81,119,794     5.1
 Self Storage                   21       59,634,823     3.8
 Mixed Use                       2       28,846,442     1.8
 Manufactured Housing            3        8,332,153     0.5
---------------------------------------------------------------
 TOTAL:                        149    1,585,679,793   100.0
---------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------
                      NO. OF       AGGREGATE
                    MORTGAGE     CUT-OFF DATE   % OF
                       LOANS      BALANCE ($)   POOL
----------------------------------------------------
 4.600% -- 4.749%        2      40,310,000      2.5
 4.750% -- 4.999%       10     177,188,974     11.2
 5.000% -- 5.249%       41     758,071,061     47.8
 5.250% -- 5.499%       39     406,127,913     25.6
 5.500% -- 5.749%       26     170,943,468     10.8
 5.750% -- 5.997%       10      33,038,377      2.1
----------------------------------------------------
 TOTAL:                128   1,585,679,793    100.0
----------------------------------------------------
 Min: 4.600%       Max: 5.997%       Wtd Avg: 5.204%
----------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE    % OF
                 LOANS    BALANCE ($)    POOL
---------------------------------------------
 60 -- 83         11     272,461,426     17.2
 84 -- 99          8     207,459,683     13.1
 100 -- 120      108     995,758,684     62.8
 121 -- 126        1     110,000,000      6.9
---------------------------------------------
 TOTAL:          128   1,585,679,793    100.0
---------------------------------------------
 Min: 60       Max: 126          Wtd Avg: 105
---------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE     CUT-OFF DATE   % OF
                 LOANS      BALANCE ($)   POOL
----------------------------------------------
 57 -- 59          8     252,480,002     15.9
 60 -- 79          4     129,981,424      8.2
 80 -- 99          7      97,459,683      6.1
 100 -- 109        1       3,643,209      0.2
 110 -- 119       98     919,805,680     58.0
 120 -- 124       10     182,309,796     11.5
----------------------------------------------
 TOTAL:          128   1,585,679,793    100.0
----------------------------------------------
 Min: 57      Max: 124           Wtd Avg: 103
----------------------------------------------

PREPAYMENT PROVISION SUMMARY
-------------------------------------------------------------
                                 NO. OF      AGGREGATE
                               MORTGAGE    CUT-OFF DATE  % OF
                                  LOANS     BALANCE ($)  POOL
-------------------------------------------------------------
 Lockout/Defeasance/Open          106    1,445,140,604   91.1
 Lockout/Yield
     Maintenance/Open              19      114,429,765    7.2
 Yield Maintenance/Yield
     Maintenance or
     Defeasance/Open                1       15,150,000    1.0
 Yield Maintenance/
     Defeasance/Open                1        8,120,000    0.5
 Yield Maintenance/1%/Open          1        2,839,424    0.2
-------------------------------------------------------------
 TOTAL:                           128    1,585,679,793  100.0
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO=VALUE RATIO (%)
---------------------------------------------------
                     NO. OF       AGGREGATE
                   MORTGAGE     CUT-OFF DATE  % OF
                      LOANS      BALANCE ($)  POOL
---------------------------------------------------
 43.5% -- 49.9%         5      32,488,673      2.0
 50.0% -- 59.9%         7     158,111,435     10.0
 60.0% -- 64.9%        10     214,637,030     13.5
 65.0% -- 69.9%        12      51,228,252      3.2
 70.0% -- 74.9%        30     486,777,428     30.7
 75.0% -- 79.9%        57     561,600,975     35.4
 80.0%                  7      80,836,000      5.1
---------------------------------------------------
 TOTAL:               128   1,585,679,793    100.0
---------------------------------------------------
 Min: 43.5%         Max: 80.0%       Wtd Avg: 71.2%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
----------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE     CUT-OFF DATE  % OF
                       LOANS      BALANCE ($)  POOL
----------------------------------------------------
 40.5% -- 49.9%          8      57,151,560      3.6
 50.0% -- 59.9%         27     443,894,366     28.0
 60.0% -- 64.9%         31     262,561,731     16.6
 65.0% -- 69.9%         37     290,821,047     18.3
 70.0% -- 74.9%         19     420,496,883     26.5
 75.0% -- 80.0%          6     110,754,205      7.0
----------------------------------------------------
 TOTAL:                128   1,585,679,793    100.0
----------------------------------------------------
 Min: 40.5%       Max: 80.0%          Wtd Avg: 64.9%
----------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
----------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE     CUT-OFF DATE  % OF
                       LOANS      BALANCE ($)  POOL
----------------------------------------------------
 1.17x -- 1.19x          4      69,034,796      4.4
 1.20x -- 1.24x         27     279,623,772     17.6
 1.25x -- 1.29x         27     201,441,862     12.7
 1.30x -- 1.34x         20     234,780,164     14.8
 1.35x -- 1.39x         11     244,048,025     15.4
 1.40x -- 1.49x         14     130,086,492      8.2
 1.50x -- 1.59x         10     162,179,323     10.2
 1.60x -- 1.69x          2       4,896,488      0.3
 1.70x -- 1.79x          2       9,200,000      0.6
 1.80x -- 1.89x          2      19,386,686      1.2
 1.90x -- 1.99x          2      79,200,000      5.0
 2.00x -- 2.88x          7     151,802,185      9.6
----------------------------------------------------
 TOTAL:                128   1,585,679,793    100.0
----------------------------------------------------
 Min: 1.17x         Max: 2.88x        Wtd Avg: 1.46x
----------------------------------------------------

*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------
                               NO. OF      AGGREGATE    % OF
                              MORTGAGE   CUT-OFF DATE   LOAN
                               LOANS      BALANCE ($)  GROUP 1
--------------------------------------------------------------
 $995,590 -- $999,999            2       1,992,078      0.1
 $1,000,000 -- $1,999,999        5       7,581,421      0.6
 $2,000,000 -- $2,999,999       19      46,305,707      3.4
 $3,000,000 -- $3,999,999       12      42,693,380      3.1
 $4,000,000 -- $4,999,999       12      53,319,404      3.9
 $5,000,000 -- $7,499,999       13      78,850,974      5.8
 $7,500,000 -- $9,999,999       13     114,972,358      8.5
 $10,000,000 -- $14,999,999     15     195,600,929     14.4
 $15,000,000 -- $19,999,999      5      85,403,474      6.3
 $20,000,000 -- $29,999,999      2      50,720,000      3.7
 $30,000,000 -- $49,999,999      2      67,716,670      5.0
 $50,000,000 -- $99,999,999      4     282,387,985     20.8
 $100,000,000 -- $110,000,000    3     330,000,000     24.3
--------------------------------------------------------------
 TOTAL:                        107   1,357,544,380    100.0
--------------------------------------------------------------
 Min: $995,590       Max: $110,000,000  Average: $12,687,331
--------------------------------------------------------------

LOCATION
------------------------------------------------------
                     NO. OF        AGGREGATE    % OF
                   MORTGAGED    CUT--OFF DATE   LOAN
                  PROPERTIES      BALANCE ($)  GROUP 1
------------------------------------------------------
 California+            20   $ 283,548,778     20.9
  Southern              19     279,648,778     20.6
  Northern               1       3,900,000      0.3
 New York                4     190,196,442     14.0
 Maryland                4     125,453,634      9.2
 Georgia                 6     116,274,492      8.6
 Virginia                4      87,205,250      6.4
 Florida                 9      86,032,399      6.3
 Washington             15      45,043,864      3.3
 Arizona                 8      39,940,678      2.9
 Pennsylvania            8      36,344,691      2.7
 Puerto Rico             1      35,250,000      2.6
 Others                 49     312,254,151     23.0
------------------------------------------------------
 TOTAL:                128   1,357,544,380    100.0
------------------------------------------------------

PROPERTY TYPE
-------------------------------------------------------------
                             NO. OF       AGGREGATE    % OF
                           MORTGAGED   CUT--OFF DATE   LOAN
                          PROPERTIES     BALANCE ($)  GROUP 1
-------------------------------------------------------------
 Office                         32     542,118,017    39.9
 Retail                         52     383,636,075    28.3
    Anchored                    24     267,496,742    19.7
    Unanchored                  20      89,325,324     6.6
    Shadow Anchored              8      26,814,008     2.0
 Multifamily                     8     137,676,614    10.1
 Hotel                           3     120,869,406     8.9
 Industrial                      9      81,119,794     6.0
 Self Storage                   21      59,634,823     4.4
 Mixed Use                       2      28,846,442     2.1
 Manufactured Housing            1       3,643,209     0.3
-------------------------------------------------------------
 TOTAL:                        128   1,357,544,380   100.0
-------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------
                      NO. OF     AGGREGATE     % OF
                    MORTGAGE   CUT--OFF DATE   LOAN
                       LOANS     BALANCE ($)  GROUP 1
-----------------------------------------------------
 4,600% -- 4.749%        2      40,310,000     3.0
 4.750% -- 4.999%        7     148,473,170    10.9
 5,000% -- 5.249%       31     637,624,262    47.0
 5.250% -- 5.499%       36     354,680,961    26.1
 5.500% -- 5.749%       23     148,548,468    10.9
 5.750% -- 5.997%        8      27,907,519     2.1
-----------------------------------------------------
 TOTAL:                107   1,357,544,380   100.0
-----------------------------------------------------
  Min: 4.600%     Max: 5.997%       Wtd Avg: 5.205%
-----------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------
                NO. OF      AGGREGATE    % OF
               MORTGAGE   CUT--OFF DATE   LOAN
                 LOANS     BALANCE ($)  GROUP 1
-----------------------------------------------
 60 -- 83          7     227,857,508    16.8
 84 -- 99          7     162,659,683    12.0
 100 -- 120       92     857,027,188    63.1
 121 -- 126        1     110,000,000     8.1
-----------------------------------------------
 TOTAL:          107   1,357,544,380   100.0
-----------------------------------------------
  Min: 60     Max: 126           Wtd Avg: 106
-----------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
----------------------------------------------
                NO. OF     AGGREGATE    % OF
              MORTGAGE   CUT--OFF DATE  LOAN
                LOANS     BALANCE ($)  GROUP 1
----------------------------------------------
 57 -- 59          5     210,715,508    15.5
 60 -- 79          3     127,142,000     9.4
 80 -- 99          6      52,659,683     3.9
 100 -- 109        1       3,643,209     0.3
 110 -- 119       84     804,358,979    59.3
 120 -- 124        8     159,025,000    11.7
----------------------------------------------
 TOTAL:          107   1,357,544,380   100.0
----------------------------------------------
 Min: 57      Max: 124          Wtd Avg: 103
----------------------------------------------

PREPAYMENT PROVISION SUMMARY
-------------------------------------------------------------
                               NO. OF     AGGREGATE    % OF
                             MORTGAGE   CUT--OFF DATE  LOAN
                               LOANS     BALANCE ($)  GROUP 1
-------------------------------------------------------------
 Lockout/Defeasance/Open         87   1,235,044,615    91.0
 Lockout/Yield
     Maintenance/Open            17      99,229,765     7.3
 Yield Maintenance/Yield
     Maintenance or
     Defeasance/Open              1      15,150,000     1.1
 Yield
     Maintenance/
     Defeasance/Open              1       8,120,000     0.6
-------------------------------------------------------------
 TOTAL:                         107   1,357,544,380   100.0
-------------------------------------------------------------

CUT--OFF DATE LOAN--TO--VALUE RATIO (%)
---------------------------------------------------
                     NO. OF     AGGREGATE     % OF
                   MORTGAGE   CUT--OFF DATE   LOAN
                     LOANS     BALANCE ($)  GROUP 1
---------------------------------------------------
 44.5% -- 49.9%         3       7,688,673     0.6
 50.0% -- 59.9%         6     155,820,000    11.5
 60.0% -- 64.9%        10     214,637,030    15.8
 65.0% -- 69.9%        11      48,830,743     3.6
 70.0% -- 74.9%        28     438,765,734    32.3
 75.0% -- 79.9%        42     410,966,200    30.3
 80.00%                 7      80,836,000     6.0
---------------------------------------------------
 TOTAL:               107   1,357,544,380   100.0
---------------------------------------------------
 Min: 44.5%      Max: 80.0%         Wtd Avg: 70.7%
---------------------------------------------------

LOAN--TO--VALUE RATIO AT MATURITY OR ARD (%)
----------------------------------------------------
                     NO. OF     AGGREGATE     % OF
                    MORTGAGE   CUT--OFF DATE  LOAN
                     LOANS     BALANCE ($)   GROUP 1
----------------------------------------------------
 40.5% -- 49.9%          5      30,060,126     2.2
 50.0% -- 59.9%         26     441,496,857    32.5
 60.0% -- 64.9%         29     214,550,036    15.8
 65.0% -- 69.9%         29     235,774,986    17.4
 70.0% -- 74.9%         13     369,708,170    27.2
 75.0% -- 80.0%          5      65,954,205     4.9
----------------------------------------------------
 TOTAL:                107   1,357,544,380   100.0
----------------------------------------------------
  Min: 40.5%    Max: 80.0%           Wtd Avg: 64.5%
----------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
----------------------------------------------------
                      NO. OF     AGGREGATE     % OF
                    MORTGAGE   CUT--OFF DATE   LOAN
                      LOANS     BALANCE ($)  GROUP 1
----------------------------------------------------
 1.20x -- 1.24x         22     230,667,326    17.0
 1.25x -- 1.29x         21     129,376,058     9.5
 1.30x -- 1.34x         19     229,030,164    16.9
 1.35x -- 1.39x         11     244,048,025    18.0
 1.40x -- 1.49x         12     124,849,559     9.2
 1.50x -- 1.59x          9     159,887,889    11.8
 1.60x -- 1.69x          2       4,896,488     0.4
 1.70x -- 1.79x          2       9,200,000     0.7
 1.80x -- 1.89x          2      19,386,686     1.4
 1.90x -- 1.99x          2      79,200,000     5.8
 2.00x -- 2.88x          5     127,002,185     9.4
----------------------------------------------------
 TOTAL:                107   1,357,544,380   100.0
----------------------------------------------------
 Min: 1.20x      Max: 2.88x          Wtd Avg: 1.47x
----------------------------------------------------

*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------
                           NO. OF     AGGREGATE    % OF
                          MORTGAGE  CUT-OFF DATE   LOAN
                            LOANS   BALANCE ($)  GROUP 2
--------------------------------------------------------
 $2,050,000 -- $2,999,999     4     9,578,368        4.2
 $3,000,000 -- $3,999,999     4    14,046,061        6.2
 $4,000,000 -- $4,999,999     2     8,700,000        3.8
 $5,000,000 -- $7,499,999     3    18,950,000        8.3
 $7,500,000 -- $9,999,999     1     8,511,695        3.7
 $10,000,000 -- $19,999,999   5    84,049,289       36.8
 $20,000,000 -- $44,800,000   2    84,300,000       37.0
--------------------------------------------------------
 TOTAL:                      21   228,135,414      100.0
--------------------------------------------------------
 Min: $2,050,000  Max: $44,800,000  Average: $10,863,591
--------------------------------------------------------

LOCATION
------------------------------------------------------
                       NO. OF      AGGREGATE     % OF
                     MORTGAGED   CUT-OFF DATE    LOAN
                    PROPERTIES    BALANCE ($)  GROUP 2
------------------------------------------------------
 Missouri                  1    44,800,000     19.6
 Pennsylvania              1    39,500,000     17.3
 Ohio                      5    32,414,493     14.2
 California+               3    27,091,435     11.9
  Southern                 3    27,091,435     11.9
 Texas                     3    25,800,600     11.3
 Nevada                    1    17,000,000      7.5
 Nebraska                  1    15,200,000      6.7
 Michigan                  1     8,511,695      3.7
 North Carolina            1     5,800,000      2.5
 Washington                2     5,742,509      2.5
 Others                    2     6,274,682      2.8
------------------------------------------------------
 TOTAL:                   21   228,135,414    100.0
------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------
                             NO. OF      AGGREGATE    % OF
                           MORTGAGED   CUT-OFF DATE   LOAN
                          PROPERTIES    BALANCE ($)  GROUP 2
------------------------------------------------------------
 Multifamily                    19   223,446,470     97.9
 Manufactured Housing            2     4,688,944      2.1
------------------------------------------------------------
 TOTAL:                         21   228,135,414    100.0
------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------
                      NO. OF    AGGREGATE     % OF
                    MORTGAGE  CUT-OFF DATE    LOAN
                      LOANS    BALANCE ($)  GROUP 2
----------------------------------------------------
 4.857% -- 4.999%        3    28,715,804       12.6
 5.000% -- 5.249%       10   120,446,799       52.8
 5.250% -- 5.499%        3    51,446,952       22.6
 5.500% -- 5.749%        3    22,395,000        9.8
 5.750% -- 5.766%        2     5,130,859        2.2
----------------------------------------------------
 TOTAL:                 21   228,135,414      100.0
----------------------------------------------------
 Min: 4.857%        Max: 5.766%      Wtd Avg: 5.197%
----------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------
                NO. OF    AGGREGATE     % OF
              MORTGAGE  CUT-OFF DATE    LOAN
                LOANS    BALANCE ($)  GROUP 2
---------------------------------------------
 60 -- 83          4    44,603,918       19.6
 84 -- 99          1    44,800,000       19.6
 100 -- 120       16   138,731,496       60.8
---------------------------------------------
 TOTAL:           21   228,135,414      100.0
---------------------------------------------
 Min: 60      Max: 120           Wtd Avg: 101
---------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------
                NO. OF    AGGREGATE     % OF
              MORTGAGE  CUT-OFF DATE    LOAN
                LOANS    BALANCE ($)  GROUP 2
---------------------------------------------
 57 -- 59          3    41,764,493      18.3
 60 -- 79          1     2,839,424       1.2
 80 -- 99          1    44,800,000      19.6
 110 -- 119       14   115,446,700      50.6
 120               2    23,284,796      10.2
---------------------------------------------
 TOTAL:           21   228,135,414     100.0
---------------------------------------------
 Min: 57      Max: 120           Wtd Avg: 98
---------------------------------------------

PREPAYMENT PROVISION SUMMARY
---------------------------------------------------------------
                                 NO. OF     AGGREGATE    % OF
                               MORTGAGE   CUT-OFF DATE   LOAN
                                  LOANS    BALANCE ($)  GROUP 2
---------------------------------------------------------------
 Lockout/Defeasance/Open           19   210,095,990       92.1
 Lockout/Yield
     Maintenance/Open               1    15,200,000        6.7
 Yield Maintenance/1%/Open          1     2,839,424        1.2
---------------------------------------------------------------
 TOTAL:                            21   228,135,414      100.0
---------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------
                    NO. OF    AGGREGATE     % OF
                  MORTGAGE  CUT-OFF DATE    LOAN
                    LOANS    BALANCE ($)  GROUP 2
--------------------------------------------------
 43.5% -- 49.9%        2    24,800,000       10.9
 50.0% -- 59.9%        1     2,291,435        1.0
 60.0% -- 69.9%        1     2,397,509        1.1
 70.0% -- 74.9%        2    48,011,695       21.0
 75.0% -- 79.9%       15   150,634,775       66.0
--------------------------------------------------
 TOTAL:               21   228,135,414      100.0
--------------------------------------------------
 Min: 43.5%      Max: 79.9%         Wtd Avg: 73.9%
--------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------
                    NO. OF    AGGREGATE     % OF
                  MORTGAGE  CUT-OFF DATE    LOAN
                    LOANS    BALANCE ($)  GROUP 2
--------------------------------------------------
 43.5% -- 49.9%        3    27,091,435       11.9
 50.0% -- 59.9%        1     2,397,509        1.1
 60.0% -- 64.9%        2    48,011,695       21.0
 65.0% -- 69.9%        8    55,046,061       24.1
 70.0% -- 74.9%        6    50,788,714       22.3
 75.0% -- 77.2%        1    44,800,000       19.6
--------------------------------------------------
 TOTAL:               21   228,135,414      100.0
--------------------------------------------------
 Min: 43.5%      Max: 77.2%         Wtd Avg: 67.5%
--------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------
                    NO. OF    AGGREGATE     % OF
                  MORTGAGE  CUT-OFF DATE    LOAN
                    LOANS    BALANCE ($)  GROUP 2
--------------------------------------------------
 1.17x -- 1.19x        3    64,334,796       28.2
 1.20x -- 1.24x        6    53,656,446       23.5
 1.25x -- 1.29x        6    72,065,804       31.6
 1.30x -- 1.34x        1     5,750,000        2.5
 1.35x -- 1.49x        2     5,236,933        2.3
 1.50x -- 1.59x        1     2,291,435        1.0
 2.00x -- 2.62x        2    24,800,000       10.9
--------------------------------------------------
 TOTAL:               21   228,135,414      100.0
--------------------------------------------------
 Min: 1.17x      Max: 2.62x         Wtd Avg: 1.38x
--------------------------------------------------

*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE



PREPAYMENT PROVISIONS(1)                            SEP-05          SEP-06          SEP-07          SEP-08         SEP-09
-----------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                                    98.35%          98.35%          98.02%          94.07%          91.10%
Yield Maintenance(2)                                   1.65%           1.65%           1.98%           5.93%           8.90%
Fixed Prepayment Premium(2)                            0.00%           0.00%           0.00%           0.00%           0.00%
Open                                                   0.00%           0.00%           0.00%           0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                                                100.00%         100.00%         100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)            $ 1,585.68      $ 1,579.54      $ 1,571.72      $ 1,559.97      $ 1,546.32
Percent of Aggregate Cut-off Date Balance(3)         100.00%          99.61%          99.12%          98.38%          97.52%
-----------------------------------------------------------------------------------------------------------------------------




PREPAYMENT PROVISIONS(1)           SEP-10          SEP-11          SEP-12          SEP-13         SEP-14       SEP-15
-----------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                   89.29%          89.47%          87.97%          87.93%        87.28%       100.00%
Yield Maintenance(2)                 10.50%          10.53%          12.03%          12.07%        12.08%         0.00%
Fixed Prepayment Premium(2)           0.21%           0.00%           0.00%           0.00%         0.00%         0.00%
Open                                  0.00%           0.00%           0.00%           0.00%         0.64%         0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%         100.00%         100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                      $ 1,271.99      $ 1,253.55      $ 1,040.36      $ 1,019.51      $ 999.13     $  88.80
Percent of Aggregate Cut-off
 Date Balance(3)                     80.22%          79.05%          65.61%          64.30%        63.01%         5.60%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that an ARD Loan will be repaid on its Anticipated
      Repayment Date).

(2)   As of the Cut-off Date, (a) 106 Mortgage Loans, representing 91.1% of the
      Initial Pool Balance (91.0% of the Group 1 Balance and 92.1% of the Group
      2 Balance) are subject to an initial lockout period after which defeasance is permitted, (b) one Mortgage Loan, representing 0.5% of the
      Initial Pool Balance (0.6% of the Group 1 Balance) is not subject to an initial lockout period but permits prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium for an initial period of time after which defeasance is permitted (for modeling purposes and in this table, it was assumed that such Mortgage Loan was instead prepayable with yield maintenance during the permitted defeasance period), (c) one
      Mortgage Loan, representing 1.0% of the Initial Pool Balance (1.1% of the
      Group 1 Balance), is not subject to an initial lockout period but permits prepayment subject to the greater of a yield maintenance charge or a 1%
      prepayment premium for an initial period of time after which either prepayment (subject to the greater of a yield maintenance charge or a 1%
      prepayment premium) or defeasance is permitted, (d) one Mortgage Loan, representing 0.2% of the Initial Pool Balance (1.2% of the Group 2
      Balance), is subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium is permitted for a period of time and thereafter prepayment subject to a fixed 1% prepayment premium is permitted, (e) one Mortgage
      Loan, representing 0.8% of the Initial Pool Balance (0.9% of the Group 1
      Balance), is subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 3% prepayment premium is permitted, and (f) 18 Mortgage Loans, representing 6.4% of the
      Initial Pool Balance (6.4% of the Group 1 Balance and 6.7% of the Group 2
      Balance), are subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium is permitted. For modeling purposes and in this table, any
      Mortgage Loan that permits either prepayment with yield maintenance or defeasance during any period was assumed to be only prepayable with yield maintenance during such period.

(3)   As of the Cut-off Date.

*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this page.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE



                                                                    % OF       % OF
                                             CUT-OFF              INITIAL   APPLICABLE
                                               DATE        LOAN     POOL       LOAN
LOAN NAME                                    BALANCE      GROUP   BALANCE      GROUP
---------------------------------------- --------------- ------- --------- ------------

Pacific Arts Plaza .....................  $110,000,000   1           6.9%       8.1%
Renaissance Baltimore Harborplace ......   110,000,000   1           6.9        8.1%
Sotheby's Building .....................   110,000,000   1           6.9        8.1%
Peachtree Mall .........................    94,687,985   1           6.0        7.0%
One Liberty Center .....................    80,000,000   1           5.0        5.9%
The Terrace Apartments .................    55,200,000   1           3.5        4.1%
NYU Housing -- 201 East 14th Street.....    52,500,000   1           3.3        3.9%
The Crossings ..........................    44,800,000   2           2.8       19.6%
Colonade Apartments ....................    39,500,000   2           2.5       17.3%
Barceloneta Outlet Center ..............    35,250,000   1           2.2        2.6%
                                          ------------              ----
TOP TEN LOAN TOTAL/WTD AVG. ............  $731,937,985              46.2%
                                          ============              ====

                                                         CUT-OFF      LTV
                                            PROPERTY    DATE LTV   RATIO AT   UNDERWRITTEN    MORTGAGE
LOAN NAME                                     TYPE        RATIO    MATURITY       DSCR          RATE
---------------------------------------- ------------- ---------- ---------- -------------- -----------

Pacific Arts Plaza .....................     Office        71.4%      71.4%        1.39x        4.924%
Renaissance Baltimore Harborplace ......     Hotel         70.1%      56.0%        1.50x        5.130%
Sotheby's Building .....................     Office        64.4%      59.9%        1.22x        5.254%
Peachtree Mall .........................     Retail        76.1%      70.6%        1.32x        5.080%
One Liberty Center .....................     Office        56.7%      56.7%        2.04x        5.075%
The Terrace Apartments .................  Multifamily      55.9%      55.9%        1.95x        5.067%
NYU Housing -- 201 East 14th Street.....  Multifamily      70.8%      70.8%        1.37x        5.510%
The Crossings ..........................  Multifamily      79.3%      77.2%        1.17x        5.176%
Colonade Apartments ....................  Multifamily      72.3%      64.5%        1.27x        5.253%
Barceloneta Outlet Center ..............     Retail        64.1%      64.1%        2.29x        4.694%
                                                           ----       ----         ----         -----
TOP TEN LOAN TOTAL/WTD AVG. ............                   68.1%      64.1%      1.51X          5.116%


*     See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet also applies to this table.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                               [PICTURE OMITTED]

[PICTURE OMITTED]                                           [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                           SIGNIFICANT MORTGAGE LOANS

PACIFIC ARTS PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                  Bank of America
 ORIGINAL NOTE A-2 PRINCIPAL
      BALANCE:                 $110,000,000
 FIRST PAYMENT DATE:           May 1, 2005
 TERM/AMORTIZATION:            84/0 months
 INTEREST ONLY PERIOD:         84 months
 MATURITY DATE:                April 1, 2012
 EXPECTED NOTE A-2 MATURITY
      BALANCE:                 $110,000,000
 BORROWING ENTITY:             Maguire Properties --
                               Pacific Arts Plaza, LLC
 INTEREST CALCULATION:         Actual/360
 CALL PROTECTION:              Lockout/Defeasance:
                               78 payments
                               Open: 6 payments
 PARI PASSU DEBT:              $132,000,000 (Note A-1
                               Senior Portion, excluded from
                               the trust fund)
 SUBORDINATE PORTION:          $28,000,000 (Note A-1
                               Junior Portion, excluded
                               from the trust fund)
 UP-FRONT RESERVES:
   TAX RESERVE:                Yes
   TI/LC RESERVE:              $  7,100,153
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                Yes
   TI/LC RESERVE:              $     32,220
 LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:                         $270,000,000
 WHOLE LOAN CUT-OFF DATE
      BALANCE (EXCLUDING NOTE A-1
      JUNIOR PORTION):                                    $242,000,000
 NOTE A-2 CUT-OFF DATE BALANCE:                           $110,000,000
 NOTE A-1 CUT-OFF DATE BALANCE:                           $160,000,000
 NOTE A-1 SENIOR PORTION CUT-OFF
      DATE BALANCE:                                       $132,000,000
 NOTE A-1 JUNIOR PORTION CUT-OFF
      DATE BALANCE:                                       $28,000,000

                                   WHOLE LOAN            WHOLE LOAN
                                  (EXCLUDING             (INCLUDING
                                 NOTE A-1 JUNIOR       NOTE A-1 JUNIOR
                                  COMPONENT)(1)         COMPONENT)(1)
                                  --------------       --------------
 CUT-OFF DATE LTV:                  71.4%                  79.6%
 MATURITY DATE
      LTV:                          71.4%                  79.6%
 UNDERWRITTEN
      DSCR(2):                      1.39x                  1.19x
 MORTGAGE RATE(3):                  4.924%                5.153%
--------------------------------------------------------------------------------

(1)   The Note A-1 Junior Portion (which is not part of the trust fund) is subordinate to the Note A-1 Senior Portion (which is not part of the trust fund) and Note A-2.

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Office
 PROPERTY SUB TYPE:          Suburban
 LOCATION:                   Costa Mesa, CA
 YEAR BUILT/RENOVATED:       1979/2004
 NET RENTABLE SQUARE FEET:   825,061
 CUT-OFF BALANCE PER SF:     $ 293
 OCCUPANCY AS OF 08/03/05:   88.6%
 OWNERSHIP INTEREST:         Fee
 PROPERTY MANAGEMENT:        Maguire Properties, L.P.
 U/W NET CASH FLOW:          $ 16,834,132
 APPRAISED VALUE:            $339,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA



-----------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------

                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............   $ 28,613,628     $ 25,032,702     $ 22,496,082
 Total Expenses ......................   $ 10,789,119     $  8,868,391     $  9,449,120
 Net Operating Income (NOI) ..........   $ 17,824,509     $ 16,164,311     $ 13,046,962
 Cash Flow (CF) ......................   $ 16,834,132     $ 16,164,311     $ 13,046,962
 DSCR on NOI(1) ......................           1.48x            1.34x            1.08x
 DSCR on CF(1) .......................           1.39x            1.34x            1.08x
-----------------------------------------------------------------------------------------


(1)   Based on an aggregate principal balance of $242,000,000 (the original whole loan principal balance, excluding the Note A-1 Junior Portion).



-----------------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------

                                             RATINGS      TOTAL       % OF
TOP TENANTS                                 FITCH/S&P   TENANT SF   TOTAL SF
------------------------------------------------------------------------------------------

 GMAC Mortgage Corporation ...............    BB+/BB     170,518       20.7%
 Rutan & Tucker, LLP .....................  Not Rated    100,088       12.1
 Comerica Bank ...........................     A+/A       63,320        7.7
 Washington Mutual Bank ..................     A/A        28,087        3.4
 Cambridge Integrated Services Group .....  Not Rated     26,684        3.2
 Oracle Corporation ......................    A-/A-       25,273        3.1
 Bank of America, N.A. ...................   AA-/AA-      25,105        3.0
                                                         -------       ----
 Total ...................................               439,075       53.2%

                                               RENT      POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                                    PSF          RENT          RENT       EXPIRATION
-----------------------------------------------------------------------------------------------

 GMAC Mortgage Corporation ............... $ 24.00      $ 4,092,432       21.9%     04/19/2008
 Rutan & Tucker, LLP ..................... $ 30.99        3,101,727       16.6      08/31/2009
 Comerica Bank ........................... $ 14.52          919,407        4.9      11/30/2013
 Washington Mutual Bank .................. $ 24.35          683,781        3.7      06/26/2011
 Cambridge Integrated Services Group ..... $ 18.00          480,312        2.6          MTM
 Oracle Corporation ...................... $ 27.60          697,535        3.7      06/30/2010
 Bank of America, N.A. ................... $ 22.24          558,450        3.0      03/31/2011
                                                        -----------       ----
 Total ...................................              $10,533,644       56.4%
-----------------------------------------------------------------------------------------------


(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.



---------------------------------------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                                # OF LEASES                   % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                EXPIRING    EXPIRING SF   TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------------------ ------------- ------------- ---------- ------------ --------------- -------------

 2005 ........................        7          35,676         4.3%      35,676          4.3%      $  640,493
 2006 ........................        6          41,747         5.1       77,423          9.4%      $  840,619
 2007 ........................        6          16,643         2.0       94,066         11.4%      $  367,772
 2008 ........................       16         252,892        30.7      346,958         42.1%      $5,733,724
 2009 ........................        7         118,460        14.4      465,418         56.4%      $3,714,336
 2010 ........................        4          59,925         7.3      525,343         63.7%      $1,253,100
 2011 ........................        5          60,966         7.4      586,309         71.1%      $1,372,834
 2013 ........................        6          71,613         8.7      657,922         79.7%      $1,143,318
 2014 ........................        1           2,466         0.3      660,388         80.0%      $   45,868
 2020 ........................        1          14,000         1.7      674,388         81.7%      $  416,640
 MTM .........................        5          30,802         3.7      705,190         85.5%      $  593,964
 Maintenance/Management ......       --           5,669         0.7      710,859         86.2%              --
 Vacant ......................       --         114,202        13.8      825,061        100.0%      $2,555,983
                                     --         -------       -----
 Total. ......................       64         825,061       100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------



                                                        NET RENTABLE   YEAR
BUILDING                              ADDRESS          SQUARE FEET(1) BUILT
---------------------------------------------------------------------------------------

 Pacific Arts Plaza I        611 Anton Boulevard           299,230     1981
 Pacific Arts Plaza II       3200 Park Center Drive        299,657     1981
 Pacific Arts Plaza III      675 Anton Boulevard            65,131     1981
 Pacific Arts Plaza IV       3200 Bristol Street           120,384     1979
 Jerry's Famous Deli, Inc.   3210 Park Center Drive          9,421     1981
 Mastro's Steakhouse         633 Anton Boulevard            14,000     1981
 Chat Noir LLC               655 Anton Boulevard             8,293     1981
 TGI Friday's, Inc.          601 Anton Boulevard             8,945     1981

BUILDING                                           TOP TENANTS (1)
---------------------------------------------------------------------------------------

 Pacific Arts Plaza I        Comerica Bank, Oracle Corporation, Rutan & Tucker, LLP
 Pacific Arts Plaza II       GMAC Mortgage Corporation, Washington Mutual Bank
 Pacific Arts Plaza III      Bank of America, N.A., Cambridge Integrated Services
                             Group
 Pacific Arts Plaza IV       Anza Capital Corporation, Mitel, Inc., BDO Seidman, L.L.P.
 Jerry's Famous Deli, Inc.   Jerry's Famous Deli, Inc.
 Mastro's Steakhouse         Mastro's Steakhouse
 Chat Noir LLC               Chat Noir LLC
 TGI Friday's, Inc.          TGI Friday's, Inc.


(1)   Information obtained from underwritten rent roll.

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The seven largest tenants representing 53.2% of the total net rentable square feet are:

 o GMAC MORTGAGE CORPORATION ("GMAC") (NYSE: "GM") (rated "BB+" by Fitch and
   "BB" by S&P) occupies a total of 170,518 square feet (20.7% of square feet,
   21.9% of income) under three leases of various terms all expiring on April
   19, 2008. The current rental rate per square foot of $24.00 increases to
   $25.80 on July 20, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. GMAC is one of the largest residential mortgage originators and servicers in the nation with over 2.0 million customers. GMAC is owned by General Motors
   Acceptance Corporation, which in turn is owned by General Motors Corporation.
   General Motors Acceptance Corporation, one of the largest financial services companies in the world, has 700 offices located in 41 countries with approximately 33,700 employees. As of the fiscal year ended December 31,
   2004, General Motors Corporation reported revenue of approximately $193.5 billion, net income of $2.8 billion and stockholder equity of $27.7 billion.

 o RUTAN & TUCKER, LLP (not rated) occupies a total of 100,088 square feet
   (12.1% of square feet, 16.6% of income) under three leases of various terms all expiring on August 31, 2009. The current rental rate per square foot of
   $30.99 increases to $33.99 on May 1, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at 93% of the then fair market. Established in 1906, Rutan & Tucker, LLP currently employs more than 135 attorneys in two offices, making it the largest law firm based in Orange County. Rutan & Tucker, LLP represents a broad spectrum of clients, from major multinational corporations and financial institutions to family-owned businesses and private individuals. Practice disciplines include business litigation, corporate/securities, education, real estate and tax.

 o COMERICA BANK (NYSE: "CMA") (rated "A+" by Fitch and "A" by S&P) occupies a total of 63,320 square feet (7.7% of square feet, 4.9% of income) under four leases of various terms all expiring on November 30, 2013. The current rental rate per square foot of $14.52 increases to $16.92 on December 1, 2008. There are two three-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Comerica Bank, a bank holding company, provides financial services in three segments: Business Bank, Small
   Business and Personal Financial Services and Wealth and Institutional
   Management. Comerica Bank operates 506 banking branches, trust services locations and loan production or other financial services offices, primarily in the states of California, Michigan, Texas and Florida. As of the fiscal year ended December 31, 2004, Comerica Bank reported revenue of approximately
   $3.1 billion, net income of $757.0 million and stockholder equity of $5.1 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
 o WASHINGTON MUTUAL BANK ("WAMU") (NYSE: "WM") (rated "A" by Fitch and S&P)
   occupies a total of 28,087 square feet (3.4% of square feet, 3.7% of income)
   under a 30-year lease expiring on June 26, 2011. The blended rental rate per square foot of $24.35 remains constant throughout the remaining initial lease term. WAMU is a financial services company that serves consumers and small to mid-sized businesses. WAMU operates in two business segments: the Consumer
   Group and the Commercial Group. WAMU specializes in traditional consumer and commercial banking services, mortgages and other loans, securities brokerage and mutual funds. WAMU operates principally in California, Washington,
   Oregon, Florida, Texas and Utah, with operations in more than 30 states. As of the fiscal year ended December 31, 2004, WAMU reported revenue of approximately $19.0 billion, net income of $2.9 billion and stockholder equity of $21.2 billion.

 o CAMBRIDGE INTEGRATED SERVICES GROUP (not rated) occupies a total of 26,684 square feet (3.2% of square feet, 2.6% of income) on a month-to-month basis.
   The rental rate per square foot is $18.00. Cambridge Integrated Services
   Group is one of the largest business process outsourcing networks in the world. Offices are located in the United States, United Kingdom, Australia and India. Practice areas include property and casualty insurance processing and claims, professional liability claims, structured settlement services, product liability consulting and finance, accounting, banking, mortgage and insurance.

 o ORACLE CORPORATION ("Oracle") (NASDAQ: "ORCL") (rated "A-" by Fitch and S&P)
   occupies a total of 25,273 square feet (3.1% of square feet, 3.7% of income)
   under a five-year lease expiring on June 30, 2010. The current rental rate per square foot of $27.60 increases to $28.20 on July 1, 2006 and annually thereafter by $0.60. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. Oracle engages in the development, manufacture, marketing, distribution and servicing of computer software that enables organizations to manage their businesses. Software products are classified as database technology software and applications software. Oracle acquired PeopleSoft in January 2005. As of the fiscal year ended May 31, 2004, Oracle reported revenue of approximately
   $10.2 billion, net income of $2.7 billion and stockholder equity of $8.0 billion.

 o BANK OF AMERICA, N.A. (NYSE: "BAC") (rated "AA-" by Fitch and S&P) occupies a total of 25,105 square feet (3.0% of square feet, 3.0% of income) under a
   30-year lease expiring on March 31, 2011. The blended rental rate per square foot of $22.24 remains constant throughout the remaining initial lease term.
   There are two ten-year options to renew the lease with the rental rate per square foot determined at the then fair market and adjusted in the sixth year of each lease renewal option period, but at no less than the rental rate in effect for the previous period. Bank of America, N.A. is a subsidiary of Bank of America Corporation which is the third largest bank in the United States, operating over 5,800 banking centers located in 29 states and the District of
   Columbia and employing over 175,000 employees. Through its Global Corporate and Investment Banking Group, Bank of America Corporation has offices in 35 countries, serving clients in more than 150 countries throughout the
   Americas, Europe and Asia. As of the fiscal year ended December 31, 2004,
   Bank of America Corporation reported revenue of approximately $63.3 billion, net income of $14.1 billion and stockholder equity of $99.6 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Pacific Arts Plaza Mortgage Loan is a $110 million, seven-year fixed rate loan secured by a first mortgage on four office buildings and four freestanding restaurant buildings located in Costa Mesa, Orange County,
   California. The Pacific Arts Plaza Mortgage Loan is interest-only for the entire loan term and matures on April 1, 2012 at an annual interest rate, rounded to three decimal places, of 4.924%.

THE BORROWER:

 o The Pacific Arts Plaza Borrower is Maguire Properties -- Pacific Arts Plaza,
   LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Pacific
   Arts Plaza Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Maguire Properties Holdings II,
   LLC, a Delaware limited liability company, as the sole member of the Pacific
   Arts Plaza Borrower. Through a series of intermediate ownership levels, equity ownership of the Pacific Arts Plaza Borrower is eventually held by
   Maguire Properties, Inc. The borrower principal is Maguire Properties, L.P., a Maryland limited partnership.

 o Maguire Properties, Inc. is a real estate investment trust that owns, manages, leases, acquires and develops commercial real estate. Maguire
   Properties, L.P. is the operating partnership. Maguire Properties, Inc. owns
   24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet. Notable properties include
   777 Tower, US Bank Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower
   and One California Place located in Los Angeles, Park Place Office Campus,
   Pacific Arts Plaza and Washington Mutual Irvine Campus located in Orange
   County, Wells Fargo Center located in Denver and One Renaissance Square located in Phoenix. Maguire Properties, Inc. also owns a 350-room Westin
   Hotel and three parking garages totaling 2,749 spaces. As of the fiscal year ended December 31, 2004, Maguire Properties, Inc. reported revenue of approximately $326.7 million, net income of $33.5 million and stockholder equity of $537.4 million.

THE PROPERTY:

 o The Pacific Arts Plaza Mortgaged Property consists of a fee simple interest in four suburban, Class A office buildings and four freestanding restaurant buildings built from 1979 to 1981 and renovated in 2004, containing a total of 825,061 net rentable square feet situated on 17.57 acres. The four office buildings are known as Pacific Arts Plaza I (15-story), Pacific Arts Plaza II
   (15-story), Pacific Arts Plaza III (five-story) and Pacific Arts Plaza IV
   (eight-story). The four restaurant tenants are Mastro's Steakhouse, Jerry's
   Famous Deli, Inc., TGI Fridays, Inc. and Chat Noir LLC. The Pacific Arts
   Plaza is bounded by Bristol Street, Anton Boulevard, Avenue of the Arts and
   the 405 Freeway. The south elevation of the development runs parallel to the
   405 Freeway and has direct freeway access via Bristol Street and Avenue of the Arts. The Avenue of the Arts exit ramp was recently completed and provides direct entry to the Pacific Arts Plaza Mortgaged Property.

 o The Pacific Arts Plaza Borrower is generally required at its sole cost and expense to keep the Pacific Arts Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o Maguire Properties, L.P. manages the Pacific Arts Plaza Mortgaged Property.
   Maguire Properties, L.P., founded in 1965 and headquartered in Los Angeles, currently manages 24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA
--------------------------------------------------------------------------------

SUBORDINATION:

 o As will be set forth in more detail in the prospectus supplement, the Pacific
   Arts Plaza Pari Passu Note A-2 Mortgage Loan is one of two mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the Pacific Arts Plaza Mortgaged Property comprised of two pari passu notes, namely the Pacific Arts Plaza Pari Passu Note A-1 and the
   Pacific Arts Plaza Pari Passu Note A-2, with aggregate principal balances as of the Cut-off Date of $160,000,000 and $110,000,000, respectively. The
   Pacific Arts Plaza Pari Passu Note A-2 is pari passu in right of payment to the Pacific Arts Plaza Pari Passu Note A-1. However, as described in the prospectus supplement, a portion of the Pacific Arts Plaza Pari Passu Note
   A-1 has been subordinated to the Pacific Arts Plaza Pari Passu Note A-2 and
   the remaining portion of the Pacific Arts Plaza Pari Passu Note A-1. As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the
   PA Pari Passu Note A-1 Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the directing certificateholder pursuant to the pooling and servicing agreement related to the securitization of the PA Pari Passu Note A-1 Component Mortgage Loan with respect to the PA Pari Passu Note A-1 Component Mortgage Loan and the Pacific
   Arts Plaza Pari Passu Note A-2 Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the
   Special Servicer in connection with the PA Pari Passu Note A-1 Component
   Mortgage Loan and the Pacific Arts Plaza Pari Passu Note A-2 Mortgage Loan.
   In addition, such holder may (but is not obliged to) purchase the Pacific
   Arts Plaza Whole Loan, if the PA Pari Passu Note A-1 Component Mortgage Loan
   or the Pacific Arts Plaza Pari Passu Note A-2 Mortgage Loan, as applicable, is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or
   Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

RELEASE OR SUBSTITUTION OF PROPERTY:

 o The Pacific Arts Plaza Borrower may transfer and obtain a release of the portion of the Pacific Arts Plaza Mortgaged Property comprising one or more of the parcels or outlots described in a schedule to the related loan agreement, from the lien of the related mortgage in connection with a subdivision of the related Pacific Arts Plaza Mortgaged Property or the
   Pacific Arts Plaza Borrower may ground lease such a release parcel to an entity wholly owned and controlled by the related guarantor; provided, among other things, no event of default exists. With respect only to that certain parcel that may be released, which is located at 675 Anton Boulevard, the
   Pacific Arts Plaza Borrower will deposit the amount of $10,000,000, which will be held as additional collateral for the Pacific Arts Plaza Mortgage
   Loan, and the Pacific Arts Plaza Borrower will deliver an opinion of counsel acceptable to a prudent institutional lender and the rating agencies, that such permitted parcel release would not constitute a significant modification of the Pacific Arts Plaza Mortgage Loan.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       RENAISSANCE BALTIMORE HARBORPLACE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       RENAISSANCE BALTIMORE HARBORPLACE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

RENAISSANCE BALTIMORE HARBORPLACE



                     LOAN INFORMATION

 LOAN SELLER:                    Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:     $110,000,000

 FIRST PAYMENT DATE:             August 1, 2005

 TERM/AMORTIZATION:              126/300 months

 INTEREST ONLY PERIOD:           24 months

 MATURITY DATE:                  January 1, 2016

 EXPECTED MATURITY BALANCE:      $ 87,990,488

 BORROWING ENTITY:               EP Holdings, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance:
                                 123 payments
                                 Open: 3 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   IMMEDIATE REPAIR RESERVE:     $9,375

   OTHER RESERVE(1):             $1,893,000

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                  Yes

   INSURANCE RESERVE(2):         Springing

 LOCKBOX:                        Springing, Soft to Hard


(1)   Post-closing, the other reserve of $1,893,000 was held back for property improvement expenditures.

(2)   An ongoing insurance escrow springs if the borrower fails to provide lender evidence of payment of the insurance premiums.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:          $110,000,000

 CUT-OFF DATE LTV:              70.1%

 MATURITY DATE LTV:             56.0%

 UNDERWRITTEN DSCR(1):          1.50x

 MORTGAGE RATE:                 5.130%


(1)   DSCR figures based on net cash flow unless otherwise noted.



                PROPERTY INFORMATION

 PROPERTY TYPE:                Hotel

 PROPERTY SUB TYPE:            Full Service

 LOCATION:                     Baltimore, MD

 YEAR BUILT/RENOVATED:         1988/2004

 NO. OF KEYS:                  622

 CUT-OFF BALANCE PER KEY:      $176,849

 OCCUPANCY AS OF 06/17/05:     72.4%

 OWNERSHIP INTEREST:           Leasehold

 PROPERTY MANAGEMENT:          Renaissance Hotel
                               Operating Company

 U/W NET CASH FLOW:            $11,727,914

 APPRAISED VALUE:              $157,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       RENAISSANCE BALTIMORE HARBORPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                               TRAILING 12         FULL YEAR          FULL YEAR
                                           UNDERWRITTEN         (6/17/05)         (12/31/04)         (12/31/03)
                                         ----------------   ----------------   ----------------   ----------------

 Effective Gross Income ..............      $47,382,299        $46,337,568        $45,423,667        $41,733,912
 Total Expenses ......................      $33,285,270        $33,041,310        $32,302,470        $31,110,690
 Net Operating Income (NOI) ..........      $14,097,029        $13,296,259        $13,121,197        $10,623,222
 Cash Flow (CF) ......................      $11,727,914        $10,979,380        $10,850,014        $ 8,536,526
 DSCR on NOI .........................            1.80x              1.70x              1.68x              1.36x
 DSCR on CF ..........................            1.50x              1.40x              1.39x              1.09x


--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
--------------------------------------------------------------------------------



                                                           TRAILING 12
                                          UNDERWRITTEN      (6/17/05)        2004           2003
                                         --------------   ------------   ------------   ------------

 Average Daily Rate (ADR) ............       $189.25         $185.94       $183.79        $170.07
 Occupancy ...........................          72.4%           72.4%         72.1%          70.9%
 RevPAR ..............................       $137.05         $134.65       $132.57        $120.57
 ADR Penetration Rate ................                         138.4%        138.7%         133.4%
 Occupancy Penetration Rate ..........                         103.1%        102.6%         105.1%
 RevPAR Penetration Rate .............                         142.6%        142.2%         140.1%


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       RENAISSANCE BALTIMORE HARBORPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Renaissance Baltimore Harborplace Mortgage Loan is a $110.0 million,
   126-month fixed rate loan secured by a first leasehold mortgage on a 622-key, full service hotel located in Baltimore, Maryland. The Renaissance Baltimore
   Harborplace Mortgage Loan bears interest at an annual interest rate of
   5.130%. The loan is interest-only for the first two years of its term and matures on January 1, 2016.

THE BORROWER:

 o The Renaissance Baltimore Harborplace Borrower is EP Holdings, LLC, a
   Delaware limited liability company and a single purpose entity. The sponsor of the Renaissance Baltimore Harborplace Mortgage Loan is Sunstone Hotel
   Investors, Inc.

 o Sunstone Hotel Investors, Inc. ("Sunstone") (NYSE: "SHO"), is a southern
   California-based real estate investment trust ("REIT") that owns hotels throughout the United States. As of December 31, 2004, Sunstone owned 54 hotels, comprising 13,183 rooms, located in 17 states in the United States.
   Sunstone's hotels are operated under a number of flags, including Marriott,
   Hilton, Hyatt, InterContinental, Renaissance and Wyndham.

THE PROPERTY:

 o The Renaissance Baltimore Harborplace Mortgaged Property is a 12-story,
   622-key, full service, upscale hotel located in Baltimore, Maryland along the waterfront of Baltimore's Inner Harbor, at the intersection of East Pratt
   Street and South Street. The Renaissance Baltimore Harborplace Mortgaged
   Property is in close proximity to many of the city's attractions, which include the National Aquarium, Harborplace market, and Oriole Park at Camden
   Yards. Amenities at the Renaissance Baltimore Harborplace Mortgaged Property
   include approximately 26,000 square feet of meeting space (including a 14,560 square-foot ballroom), the Windows Restaurant and Lounge, Indulj Cafe & Bar,
   an indoor pool and hot tub, an exercise room and a business center.

 o The hotel is part of an attached mixed-use development consisting of the GGP owned, 282,000 square feet Gallery Mall and an office building containing approximately 260,000 square feet of Class "A" office space (both of which are not part of the mortgaged collateral). The hotel is built over the
   Gallery Mall. In addition to the hotel, collateral for the Renaissance
   Baltimore Harborplace Mortgage Loan includes a leasehold interest in the air rights over the Gallery Mall occupied by the hotel. The air rights agreement for the Renaissance Baltimore Harborplace Mortgaged Property expires on March
   6, 2038 with an automatic extension until February 12, 2085. The base rent per the agreement is $1.00 per year.

 o The Renaissance Baltimore Harborplace Mortgaged Property was built in 1988 but has been continually upgraded to maintain its physical condition. From
   2000-2004, the sponsor invested $7.8 million ($12,600 per key) in physical improvements. Additionally, the sponsor plans to invest approximately $3.7 million ($5,900 per key) in capital improvements to the Renaissance Baltimore
   Harborplace Mortgaged Property during 2005-2006.

PROPERTY MANAGEMENT:

 o Renaissance Hotel Operating Company, an affiliate of Marriott International,
   Inc. ("Marriott"), manages the Renaissance Baltimore Harborplace Mortgaged
   Property. The Renaissance brand is a full-service brand providing guests with the ambiance of a boutique hotel. There are currently 130 Renaissance Hotels,
   Resorts and Suites world-wide, with 64 located in the United States and 66 located internationally. Marriott (NYSE: "MAR") (rated "BBB" by Fitch and
   "BBB+" by S&P) is a hospitality company with nearly 2,800 operating units in the United States and 69 other countries and territories. The company has approximately 133,000 employees as of year-end 2004 and is headquartered in
   Washington, D.C.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       RENAISSANCE BALTIMORE HARBORPLACE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SOTHEBY'S BUILDING



                      LOAN INFORMATION

 LOAN SELLER:                Bank of America

 ORIGINAL NOTE A-1
      PRINCIPAL BALANCE:     $110,000,000

 FIRST PAYMENT DATE:         August 1, 2005

 TERM/AMORTIZATION:          120/360 months

 INTEREST ONLY PERIOD:       60 months

 MATURITY DATE:              July 1, 2015

 EXPECTED NOTE A-1 MATURITY
      BALANCE:               $102,327,796

 BORROWING ENTITY:           1334 York Avenue L.P.

 INTEREST CALCULATION:       Actual/360

 CALL PROTECTION:            Lockout/Defeasance:
                             117 payments
                             Open: 3 payments

 PARI PASSU DEBT:            $100,000,000 (Note A-2,
                             excluded from the trust fund)

 SUBORDINATE DEBT:           $25,000,000 (Note B
                             excluded from the
                             trust fund)

 LOCKBOX:                    Hard




                  FINANCIAL INFORMATION

 WHOLE LOAN CUT-OFF DATE BALANCE:       $235,000,000

 WHOLE LOAN CUT-OFF DATE BALANCE
  (EXCLUDING NOTE B):                   $210,000,000

 NOTE A-1 CUT-OFF DATE BALANCE:         $110,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:         $100,000,000

 NOTE B CUT-OFF DATE BALANCE:           $25,000,000

                          WHOLE LOAN      WHOLE LOAN
                          (EXCLUDING     (INCLUDING
                          NOTE B)(1)     NOTE B)(1)
                         ------------   ------------
 CUT-OFF DATE LTV:          64.4%           72.1%

 MATURITY DATE LTV:         59.9%           67.1%

 UNDERWRITTEN DSCR(2):      1.22x           1.05x

 MORTGAGE RATE(3):         5.254%          5.482%


(1)   The Note B (which is not part of the trust fund) is subordinate to the
      Note A-1 and Note A-2 (which is not part of the trust fund).

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).



                     PROPERTY INFORMATION

 PROPERTY TYPE:                Office

 PROPERTY SUB TYPE:            Central Business District
                               -- Single Tenant

 LOCATION:                     New York, NY

 YEAR BUILT/RENOVATED:         1921/2001

 NET RENTABLE SQUARE FEET:     406,110

 CUT-OFF BALANCE PER SF:       $517

 OCCUPANCY AS OF 06/22/05:     100.0%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          RFR Realty LLC

 U/W NET CASH FLOW:            $16,808,447

 APPRAISED VALUE:              $326,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............    $18,322,412      $18,024,996      $16,201,038
 Total Expenses ......................    $   392,835      $   251,165      $   385,858
 Net Operating Income (NOI) ..........    $17,929,577      $17,773,831      $15,815,180
 Cash Flow (CF) ......................    $16,808,447      $17,773,831      $15,815,180
 DSCR on NOI(1) ......................          1.30x            1.29x            1.15x
 DSCR on CF(1) .......................          1.22x            1.29x            1.15x


(1)   Based on an aggregate principal balance of $210,000,000 (the original whole loan principal balance, excluding the Note B).

--------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------


                         RATINGS        TOTAL         % OF          RENT         POTENTIAL      % POTENTIAL       LEASE
TOP TENANT              FITCH/S&P     TENANT SF     TOTAL SF        PSF            RENT             RENT        EXPIRATION
--------------------   -----------   -----------   ----------   -----------   --------------   -------------   -----------

 Sotheby's .........      NR/BB-       406,110        100.0%       $47.49      $19,286,750          100.0%      12/31/2022
                                       -------        -----                    -----------          -----
 TOTAL .............                   406,110        100.0%                   $19,286,750          100.0%


(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The single tenant representing 100.0% of the total net rentable square feet is:

 o SOTHEBY'S (NYSE: "BID") (not rated by Fitch and "BB-" by S&P) occupies
   406,110 square feet (100% of square feet, 100% of income) under a 20-year lease expiring on December 31, 2022. The current rental rate per square foot of $47.49 increases 7% every three lease years. There are two ten-year options to renew the lease. Sotheby's pays 100% of the operating expenses during lease years one to 15. After the 15th anniversary of the commencement of the initial lease term and prior to the expiration of the initial lease term, Sotheby's and the landlord will split all costs associated with the exterior facade, roof and elevators based upon a calculation of useful life.
   Sotheby's, headquartered in New York City, is one of the world's largest auctioneers of fine arts, antiques and collectibles. Sotheby's operates in 35 countries, with principal salesrooms located in New York and London.
   Sotheby's also regularly conducts auctions in 15 other salesrooms around the world, including Australia, Hong Kong, France, Italy, the Netherlands,
   Switzerland and Singapore. In addition to both live and internet auctioneering, the Auction segment is engaged in a number of related activities, including the purchase and resale of art and other collectibles and the brokering of art and collectible purchases and sales through private treaty sales. Sotheby's also markets and brokers luxury residential real estate through its Real Estate segment, conducts art-related financing activities through its Finance segment and is engaged, to a lesser extent, in fine art insurance brokerage and art education activities. Sotheby's conducts internet auctions through a strategic alliance with eBay. As of the fiscal year ended December 31, 2004, Sotheby's reported revenue of approximately
   $496.7 million, net income of $62.4 million and stockholder equity of $235.9 million.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Sotheby's Building Mortgage Loan is a $110 million, ten-year fixed rate loan secured by a first mortgage on a single tenant office building located in New York, New York County, New York. The Sotheby's Building Mortgage Loan
   is interest only for the first five years and pays principal and interest until the anticipated repayment date of July 1, 2015 at an annual interest rate, rounded to three decimal places, of 5.254%.

 o After the anticipated repayment date the loan documents call for a revised interest rate of 10.482% (the initial interest rate plus 5.0%) with the excess interest that accrues at the revised interest rate added to the principal balance of the Sotheby's Building Mortgage Loan. Payments after the anticipated repayment date will consist of (A) principal and interest, with interest in an amount equal to the interest that would have accrued on the debt at the initial interest rate and (B) all excess cash flow applied to the principal balance of the Sotheby's Building Mortgage Loan.

THE BORROWER:

 o The Sotheby's Building Borrower is 1334 York Avenue L.P., a Delaware limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the Sotheby's Building Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
   5.0% by 1334 GP II LCC as the General Partner, 0.5% by 1334 MLP LLLC as a
   Limited Partner and 94.5% by 1334 York Avenue LLC as a Limited Partner.
   Equity ownership of 1334 York Avenue LLC is held 23.6% by Aby Rosen, 23.6% by
   Michael Fuchs, 26.4% by CHGARO Trust and 26.4% by SAGLA Trust. The borrower principals are Aby Rosen and Michael Fuchs, who hold significant equity interests in RFR Holding LLC ("RFR") and RFR Realty LLC. Both companies, located in New York City, are involved in real estate investment, development and management. The Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. The RFR companies started in the United States in 1991 and, through various affiliates, presently own approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

THE PROPERTY:

 o The Sotheby's Building Mortgaged Property consists of a fee simple interest in a ten-story, Class "A", single tenant, fine arts auction facility and office building built in 1921. The improvements contain 406,110 net rentable square feet and are situated on 0.93 acres. The Sotheby's Building Mortgaged
   Property was extensively renovated in 2001, at a cost of approximately $151 million, with the addition of six floors on top of the original four-story building. The ground floor contains the lobby, retail space, a restaurant and two loading docks. Floors 2 through 6 contain exhibition and sales space, auction areas, storage space and offices. The 7th floor has a mezzanine level used primarily for the private skyboxes that encircle the 7th floor auction area. Floors 8 and 9 contain office space. The 10th floor has a rooftop cafe and gallery space.

 o The Sotheby's Building Mortgaged Property is located within the Upper East
   Side area of Manhattan. Housing in the neighborhood is generally characterized by townhouses, along with mid- and high-rise cooperatives and condominiums. Complimenting the residential segment is a diversity of restaurants, boutiques, galleries, museums and entertainment facilities. The
   Upper East Side is also home to the largest complex of private hospitals in the nation, including New York Hospital-Cornell Medical Center, Rockefeller
   University and Memorial Sloane-Kettering Cancer Center.

 o The Sotheby's Building Borrower is generally required at its sole cost and expense to keep or cause Sotheby's to keep the Sotheby's Building Mortgaged
   Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o RFR Realty LLC manages the Sotheby's Building Mortgaged Property. RFR Realty,
   founded in 1983 and headquartered in New York City, currently manages approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o $25,000,000 Note B held outside the trust.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o At any time during the term of the Sotheby's Building Mortgage Loan, a constituent (party or parties) (direct or indirect) of the Sotheby's Building
   Borrower that is (or are) not an SPE component will be permitted to incur mezzanine financing, provided that the terms and conditions listed in the related loan agreement are satisfied. The terms and conditions include, but are not limited to: (i) a limitation on the mezzanine loan amount, which when aggregated with the outstanding principal amount of the Sotheby's Building
   Mortgage Loan would not result in a loan-to-value in excess of 85%, or a debt service coverage ratio, calculated on a trailing 12-month basis, less than
   1.25x; (ii) reasonable approval of the mortgagee; (iii) delivery of a satisfactory intercreditor agreement; and (iv) rating agency confirmation.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PEACHTREE MALL



                    LOAN INFORMATION

 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $95,000,000

 FIRST PAYMENT DATE:             July 1, 2005

 TERM/AMORTIZATION:              60/360 months

 MATURITY DATE:                  June 1, 2010

 EXPECTED MATURITY BALANCE:      $87,849,528

 BORROWING ENTITY:               Peachtree Mall L.L.C.

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance:
                                 55 payments
                                 Open: 5 payments

 ONGOING MONTHLY RESERVES:

   CAPITAL RESERVE(1):           Springing

   TAX/INSURANCE RESERVE(2):     Springing

   DEBT SERVICE RESERVE(3):      Springing

 LOCKBOX:                        Hard


(1)   During a Cash Management Period (as defined in the related loan agreement), the Peachtree Mall Borrower is required to reserve a monthly deposit of $11,561.

(2)   During a Cash Management Period (as defined in the related loan agreement), the Peachtree Mall Borrower is required to reserve a monthly deposit equal to one-twelfth of the amount which would be sufficient to pay the estimated taxes and insurance premiums

(3)   During a Cash Management Period (as defined in the related loan agreement), the Peachtree Mall Borrower will automatically transfer the debt service payment into the cash management account.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $94,687,985

 CUT-OFF DATE LTV:         76.1%

 MATURITY DATE LTV:        70.6%

 UNDERWRITTEN DSCR(1):     1.32 x

 MORTGAGE RATE:            5.080%


(1)   DSCR figures based on net cash flow unless otherwise noted.



              PROPERTY INFORMATION

 PROPERTY TYPE:                Retail

 PROPERTY SUB TYPE:            Anchored

 LOCATION:                     Columbus, GA

 YEAR BUILT/RENOVATED:         1975/1993

 NET RENTABLE SQUARE FEET:     497,312

 CUT-OFF BALANCE PER SF:       $190

 OCCUPANCY AS OF 08/16/05:     95.3%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Borrower/Owner
                               Managed

 U/W NET CASH FLOW:            $8,144,274

 APPRAISED VALUE:              $124,500,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                              TRAILING 12         FULL YEAR
                                          UNDERWRITTEN         (7/31/05)         (12/31/04)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $13,008,971        $12,422,626        $11,562,299
 Total Expenses .....................     $ 4,544,099        $ 4,015,092        $ 4,086,208
 Net Operating Income (NOI) .........     $ 8,464,871        $ 8,407,534        $ 7,476,091
 Cash Flow (CF) .....................     $ 8,144,274        $ 8,407,534        $ 7,476,091
 DSCR on NOI ........................           1.37x              1.36x              1.21x
 DSCR on CF .........................           1.32x              1.36x              1.21x


--------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                  RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                      FITCH/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
------------------------------- ----------- ----------- ---------- ---------- ------------- ------------- -------------

 Macy's .......................  BBB+/BBB+    139,219       28.0%    $ 2.66    $  370,323         4.5%     09/01/2022
 JC Penney ....................   BB+/BB+      82,320       16.6     $ 4.25       349,860         4.3      11/30/2014
 Picadilly Cafeterias .........  Not Rated     10,935        2.2     $11.50       125,753         1.5      12/31/2005
 FYE ..........................  Not Rated     10,418        2.1     $27.00       281,286         3.4      12/31/2012
                                              -------       ----               ----------        ----
 TOTAL ........................               242,892       48.8%              $1,127,222        13.7%


(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............         12          24,628          5.0%        24,628            5.0%        $  557,377
 2006 ..............         10          27,205          5.5         51,833           10.4%        $  647,416
 2007 ..............          5          14,062          2.8         65,895           13.3%        $  365,759
 2008 ..............          7          16,212          3.3         82,107           16.5%        $  429,114
 2009 ..............          5          18,757          3.8        100,864           20.3%        $  311,215
 2010 ..............          5           9,909          2.0        110,773           22.3%        $  191,750
 2011 ..............          5          19,481          3.9        130,254           26.2%        $  592,706
 2012 ..............          6          16,712          3.4        146,966           29.6%        $  781,606
 2013 ..............          3           8,078          1.6        155,044           31.2%        $  229,099
 2014 ..............          9          97,083         19.5        252,127           50.7%        $  841,850
 2015 ..............         12          43,828          8.8        295,955           59.5%        $1,185,998
 2016 ..............          4          14,856          3.0        310,811           62.5%        $  393,631
 2020 ..............          1           6,300          1.3        317,111           63.8%        $   99,981
 2022 ..............          1         139,219         28.0        456,330           91.8%        $  370,323
 MTM ...............          6          17,710          3.6        474,040           95.3%        $  580,357
 Vacant ............         --          23,272          4.7        497,312          100.0%        $  628,236
                             --         -------        -----
 TOTAL .............         91         497,312        100.0%


(1)   Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 48.8% of the total net rentable square feet, are:

 o MACY'S (NYSE: "FD") (rated "BBB+" by Fitch and S&P) occupies 139,219 square feet (28.0% of square feet, 4.5% of income) under a 48-year lease expiring on
   September 1, 2022. The rental rate per square foot of $2.66 remains constant during the initial lease term. There are six five-year options to renew the lease at the same rental rate per square foot. Macy's is also required to pay percentage rent equal to 1% of the amount of net sales in excess of
   $35,000,000 (which equates to $251 per square foot) less the base rent.
   Macy's is owned by Federated Department Stores, Inc. ("Federated"). Federated
   is one of the country's leading department store retailers selling a wide range of merchandise, including men's, women's and children's apparel and accessories, cosmetics and home furnishings. Federated operates 459 stores located in 34 states, Puerto Rico and Guam under the Macy's, Bloomingdale's,
   Bon, Burdines, Goldsmith's, Lazarus and Rich's brand names. As of the fiscal year ended January 29, 2005, Federated reported revenue of approximately
   $15.6 billion, net income of $689.0 million and stockholder equity of $6.2 billion. Macy's reported sales per square foot of approximately $148 in 2003 and $146 in 2004. Macy's has been a tenant at the Peachtree Mall Mortgaged
   Property since it opened in 1975.

 o JC PENNEY (NYSE: "JCP") (rated "BB+" by Fitch and S&P) occupies 82,320 square feet (16.6% of square feet, 4.3% of income) under a 20-year lease expiring on
   November 30, 2014. The rental rate per square foot of $4.25 remains constant during the initial lease term. There are four five-year options to renew the lease at the same rental rate per square foot. JC Penney pays its pro rata share of common area maintenance and real estate taxes above base year. JC
   Penney is also required to pay percentage rent equal to 1.5% of the amount of net sales in excess of $17,493,000 (which equates to $213 per square foot).
   JC Penney is a multi-line retailer selling family apparel, jewelry, shoes, accessories and home furnishings. The company operates 1,017 department stores located in the United States and Puerto Rico and 62 Renner department stores located in Brazil. As of the fiscal year ended January 29, 2005, JC
   Penney reported revenue of approximately $18.4 billion, net income of $524.0 million and stockholder equity of $4.9 billion. JC Penney reported sales per square foot of approximately $206 in both 2003 and 2004. JC Penney has been a tenant at the Peachtree Mall Mortgaged Property since 1994.

 o PICCADILLY CAFETERIAS (not rated) occupies 10,935 square feet (2.2% of square feet, 1.5% of income) under a five-year lease renewal period expiring on
   December 31, 2005. The rental rate per square foot of $11.50 remains constant during the lease renewal period. There are no further options to renew the lease. Piccadilly Cafeterias pays its pro rata share of operating expenses with a 6.0% annual cap on increases. Piccadilly Cafeterias is also required to pay percentage rent equal to 5.0% of the amount of net sales in excess of
   $2,515,039 (which equates to $230 per square foot). Piccadilly Cafeterias operates a chain of 130 cafeterias located in 15 Southeastern and
   Mid-Atlantic states catering to families, groups of friends and co-workers, senior citizens, couples and students. Piccadilly Cafeterias has been a tenant at the Peachtree Mall Mortgaged Property since 1995.

 o FYE (NASDAQ: "TWMC") (not rated) occupies 10,418 square feet (2.1% of square feet, 3.4% of income) under an 11-year lease expiring on December 31, 2012.
   The rental rate per square foot of $27.00 remains constant during the initial lease term. There are no options to renew the lease. FYE pays its pro rata share of operating expenses with a 5.0% annual cap on increases. FYE is also required to pay percentage rent equal to 6.0% of the amount of net sales in excess of $4,688,100 (which equates to $450 per square foot). FYE (For Your
   Entertainment) is a specialty retailer of entertainment software selling movies, music and games. FYE is owned by Trans World Entertainment ("TWE").
   TWE operates approximately 800 retail stores located in 46 states, the U.S.
   Virgin Islands and Puerto Rico, of which approximately 650 are mall-based stores operating under the FYE brand name and 150 are located in neighborhood retail centers or as freestanding buildings operating under the Coconuts
   Music & Movies, Strawberries, Wherehouse Music, Spec's, Second Spin, Games,
   CD World, Planet Music and Saturday Matinee brand names. As of the fiscal year ended January 29, 2005, TWE reported revenue of approximately $1.4 billion, net income of $41.8 million and stockholder equity of $404.3 million.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Peachtree Mall Mortgage Loan is a $95 million, five-year fixed rate loan secured by a first mortgage on a regional mall located in Columbus, Muscogee
   County, Georgia. The Peachtree Mall Mortgage Loan matures on June 1, 2010 at an annual interest rate of 5.080%.

THE BORROWER:

 o The Peachtree Mall Borrower is Peachtree Mall L.L.C., a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Peachtree Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
   100% by GGPLP LLC., a Delaware limited liability company, as the managing member. Through a series of intermediate ownership levels, equity ownership of the Peachtree Mall Borrower is eventually held 80% by General Growth
   Properties, Inc., a Delaware corporation and the sponsor.

 o Founded in 1954, General Growth Properties, Inc. ("GGP"), a publicly traded
   Real Estate Investment Trust ("REIT"), is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional mall and community shopping centers located in the United States.
   GGP is the second largest owner/operator and the largest third party property manager of regional malls in the country. GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages more than
   200 retail properties located in 44 states containing approximately 200 million square feet and housing 18,000 tenants, numbers that continue to grow through development, expansion and acquisition. As of the fiscal year ended
   December 31, 2004, GGP reported revenue of approximately $1.8 billion, net income of $267.9 million and stockholder equity of $2.1 billion.

THE PROPERTY:

 o The Peachtree Mall Mortgaged Property consists of a fee simple interest in a one-story regional mall built in 1975, renovated in 1993 and expanded in
   1994. The improvements consist of two anchor tenant buildings, the main mall building, a retail strip building and two ground leased outparcels. The improvements contain a total of 497,312 gross leasable square feet and are situated on 48.92 acres. The anchor tenants are Macy's and JC Penney. The mall is further anchored by Dillard's and Parisian, both of which are separately owned, non-collateral shadow anchor tenants. Well-known mall tenants (5,000+ square feet) include Piccadilly Cafeterias, FYE, New York &
   Company, Abercrombie & Fitch, Victoria's Secret, Express, Waldenbooks,
   Charlotte Russe, Ann Taylor Loft, The Gap and Champs Sports.

 o The Peachtree Mall Mortgaged Property is located at the northwest quadrant of
   I-185 and Manchester Expressway. I-185 is a north/south interstate freeway connecting to I-85, which provides access to Atlanta and Montgomery.
   Manchester Expressway is a six-lane, limited access road and the primary east/west arterial in the area. The Peachtree Mall Mortgaged Property is the only regional mall located within the Columbus metropolitan statistical area.
   The closest regional mall is located 30 miles west in Auburn, Alabama.

 o The Peachtree Mall Borrower is generally required at its sole cost and expense to keep the Peachtree Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o General Growth Management, Inc. ("GGM") manages the Peachtree Mall Mortgaged
   Property. GGM, a Peachtree Mall Borrower affiliated entity, founded in 1954 and headquartered in Chicago, currently manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 18,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o At any time during the term of the Peachtree Mall Mortgage Loan, certain permitted mezzanine borrowers will be permitted to incur mezzanine financing, provided that the terms and conditions listed in the related loan agreement are satisfied. The terms and conditions include, but are not limited to: (i)
   a limitation on the mezzanine loan amount, which when aggregated with the outstanding principal amount of the Peachtree Mall Mortgage Loan would not result in a loan-to-value in excess of 75% or a debt service coverage ratio immediately following the closing of such mezzanine loan of less than 1.25x on an actual basis; (ii) reasonable approval of the mortgagee; (iii) delivery of a satisfactory intercreditor agreement; and (iv) rating agency confirmation.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RELEASE OF PROPERTY:

 o The release of one or more of the parcels or outparcels located at the
   Peachtree Mall Mortgaged Property (each a "Release Parcel") is permitted upon satisfaction of certain conditions which include, but are not limited to: (i)
   no event of default has occurred which is continuing; (ii) the Release Parcel is not necessary for the operation or use of the Peachtree Mall Mortgaged
   Property for its then current use and may be readily separated from the
   Peachtree Mall Mortgaged Property without a material diminution in value;
   (iii) the Release Parcel has been legally split or subdivided from the remainder of the Peachtree Mall Mortgaged Property, constitutes a separate tax lot and is not necessary for the Peachtree Mall Mortgaged Property to comply with any zoning, building, land use or parking or other legal requirements; (iv) ingress to and egress from all portions of the Peachtree
   Mall Mortgaged Property remaining after the release will be over physically open and fully dedicated public roads or easements; (v) the Release Parcel will be non-income producing and (a) vacant and unimproved (or improved only by surface parking areas or landscaping) or (b) subject to the mortgagee's express written consent, improved; and (vi) if a securitization has occurred, the mortgagee will have received a legal opinion from counsel reasonably acceptable to the mortgagee to the affect that the release of the Release
   Parcel will not affect the REMIC status of such securitization.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 PEACHTREE MALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

ONE LIBERTY CENTER



                        LOAN INFORMATION

 LOAN SELLER:                  Bank of America

 ORIGINAL PRINCIPAL BALANCE:   $80,000,000

 FIRST PAYMENT DATE:           March 1, 2005

 TERM/AMORTIZATION:            120/0 months

 INTEREST ONLY PERIOD:         120 months

 MATURITY DATE:                February 1, 2015

 EXPECTED MATURITY BALANCE:    $80,000,000

 BORROWING ENTITY:             Ballston Investor Group I, LLC

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               117 payments
                               Open: 3 payments

 UP-FRONT RESERVES:
   COMPLETION RESERVE(1):      $4,519,847

 LOCKBOX:                      Hard


(1)   As of March 4, 2005, $3,257,989 was released to the One Liberty Center
      Borrower for reimbursement of the expenses related to the completion of the One Liberty Center Mortgaged Property.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $80,000,000

 CUT-OFF DATE LTV:         56.7%

 MATURITY DATE LTV:        56.7%

 UNDERWRITTEN DSCR(1):     2.04x

 MORTGAGE RATE:            5.075%


(1)   DSCR figures based on net cash flow unless otherwise noted.



              PROPERTY INFORMATION

 PROPERTY TYPE:                Office

 PROPERTY SUB TYPE:            Single Tenant

 LOCATION:                     Arlington, VA

 YEAR BUILT/RENOVATED:         2004/NAP

 NET RENTABLE SQUARE FEET:     316,348

 CUT-OFF BALANCE PER SF:       $253

 OCCUPANCY AS OF 06/01/05:     100.0%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Fred Schnider
                               Company, LLC

 U/W NET CASH FLOW:            $8,417,180

 APPRAISED VALUE:              $141,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                          UNDERWRITTEN
                                        ----------------

 Effective Gross Income .............     $11,761,371
 Total Expenses .....................     $ 2,775,934
 Net Operating Income (NOI) .........     $ 8,985,437
 Cash Flow (CF) .....................     $ 8,417,180
 DSCR on NOI ........................           2.18x
 DSCR on CF .........................           2.04x


--------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                        RATINGS      TOTAL       % OF        RENT       POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                            FITCH/S&P   TENANT SF   TOTAL SF      PSF          RENT           RENT      EXPIRATION
------------------------------------- ----------- ----------- ---------- ----------- -------------- ------------- -----------

 GSA - ONR ..........................   AAA/AAA     310,829      98.3%     $36.25      $11,267,551        98.9%    09/1/2012
 Navy Federal Credit Union ..........   AAA/AAA       2,353       0.7      $28.75           67,649         0.6     09/1/2012
 Laura's Deli .......................  Not Rated      1,995       0.6      $18.00           35,910         0.3     09/1/2012
                                                    -------      ----                  -----------        ----
 TOTAL ..............................               315,177      99.6%                 $11,371,110        99.8%


(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   --------------

 2012 ..............          3         315,177         99.6%       315,177            99.6%        $11,371,110
 Vacant ............         --           1,171          0.4        316,348           100.0%        $    21,078
                             --         -------        -----
 TOTAL .............          3         316,348        100.0%


(1)   Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The three largest tenants, representing 99.6% of the total net rentable square feet are:

 o GOVERNMENT SERVICES ADMINISTRATION/OFFICE OF NAVAL RESEARCH (rated "AAA" by
   Fitch and S&P) occupies 310,829 square feet (98.3% of square feet, 98.9% of income) under a ten-year lease expiring on September 1, 2012. The rental rate per square foot of $36.25 remains constant during the initial lease term.
   There is one five-year option to renew the lease with the rental rate per square foot increasing to $43.77. The Office of Naval Research ("ONR")
   coordinates, executes and promotes the science and technology programs of the
   United States Navy and Marine Corps through schools, universities, government laboratories and non-profit and for-profit organizations. ONR provides technical advice to the Chief of Naval Operations and Secretary of the Navy
   and works with the industry to improve technological manufacturing processes.

 o NAVAL FEDERAL CREDIT UNION (rated "AAA" by Fitch and S&P) occupies 2,353 square feet (0.7% of square feet, 0.6% of income) under a seven-year lease expiring on September 1, 2012. The rental rate per square foot of $28.75 remains constant during the initial lease term. Navy Federal Credit Union
   ("NFCU"), founded in 1933, is the world's largest credit union with over 2.4 million members. NFCU services all departments of the Navy ("DON"), DON contractors, Officer Candidates, employees of the United States Government and families of eligible members. As of December 31, 2004, NFCU reported revenues of $1.4 billion, net income of $274.0 million and stockholder equity of $20.0 billion.

 o LAURA'S DELI (not rated) occupies 1,995 square feet (0.6% of square feet,
   0.3% of income) under a seven-year lease expiring on September 1, 2012. The rental rate per square foot is $18.00.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The One Liberty Center Mortgage Loan is an $80 million, ten-year fixed rate loan secured by a first mortgage on a 13-story, Class "A" suburban office building located in Arlington, Virginia. The One Liberty Center Mortgage Loan
   is interest only for the entire loan term and matures on February 1, 2015 at an annual interest rate of 5.075%.

THE BORROWER:

 o The One Liberty Center Borrower is Ballston Investor Group I, LLC, a Virginia
   limited liability company and a single purpose bankruptcy remote entity for which the One Liberty Center Borrower's legal counsel has delivered a non-consolidation opinion. Equity is held 99.5% by Ballston Investor Group,
   LLC, a Virginia limited liability company and 0.5% by Ballston Investor Group
   Member, LLC, a Virginia corporation and single purpose bankruptcy remote entity with at least one independent director. The Fred Schnider Company, LLC is the manager and CEI Realty, Inc. and MLS Realty, Inc. are the co-managers.

 o Since formation in 1927, The Fred Schnider Company, LLC has developed approximately 1,000 residential units and several hundred thousand square feet of commercial space located in the Washington, D.C. area. The Fred
   Schnider Company, LLC is owned by family members and is chaired by Martin L.
   Schnider, who has 40 years of experience in financing, development and management of real estate throughout the Washington, D.C. area.

 o Clark Enterprises, Inc., one of the largest privately held companies in the metro Washington, D.C. area, provides ownership, investment and asset management services to its subsidiaries. Clark Enterprises, Inc. holds interests in real estate, private equities, technology development and construction companies. The Clark Construction Group, the main subsidiary, is a large contractor working on commercial, institutional and heavy construction projects. Other subsidiaries include residential developer Clark
   Realty Capital, heavy contractor Atkinson Construction and highway construction company Shirley Contracting. Chairman and CEO James Clark is the
   owner of the Clark Enterprises, Inc., which was founded in 1972 and is headquartered in Bethesda, Maryland.

THE PROPERTY:

 o The One Liberty Center Mortgaged Property consists of a fee simple interest in a 13-story, Class "A", suburban office building built in 2004. The improvements contain 316,348 net rentable square feet and are situated on
   1.25 acres. The One Liberty Center Mortgaged Property is part of the Liberty
   Center complex, which, when complete, will consist of 497,054 square feet of office space, 20,000 square feet of retail space and 513 apartment units.

 o The One Liberty Center Mortgaged Property is located in the Rosslyn-Ballston
   Corridor of the Ballston submarket between the Ballston and Virginia Square
   Metrorail stations. Major transportation highways are located nearby, such as
   I-66, Capital Beltway (I-495), George Washington Parkway and the Dulles Toll
   Road. The Ballston submarket contains approximately 6.0 million square feet of office space.

 o The One Liberty Center Borrower is generally required at its sole cost and expense to keep the One Liberty Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o Fred Schnider Company, LLC manages the One Liberty Center Mortgaged Property.
   The Fred Schnider Company, LLC, founded in 1927 and headquartered in
   Washington, D.C., currently manages several hundred thousand square feet of commercial space located in the Washington, D.C. area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o At any time during the term of the One Liberty Center Mortgage Loan, certain permitted mezzanine borrowers will be permitted to incur mezzanine financing, provided that the terms and conditions listed in the related loan agreement are satisfied. The terms and conditions include, but are not limited to: (i)
   a limitation on the mezzanine loan amount, which when aggregated with the outstanding principal amount of the One Liberty Center Mortgage Loan would not result in a loan-to-value in excess of 70%, or a debt service coverage ratio of less than 1.30x; (ii) reasonable approval of the mortgagee; (iii)
   delivery of a satisfactory intercreditor agreement; and (iv) rating agency confirmation.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               ONE LIBERTY CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             THE TERRACE APARTMENTS
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

                                [PHOTO OMITTED]

                                [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             THE TERRACE APARTMENTS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

THE TERRACE APARTMENTS



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                    Bank of America
 ORIGINAL PRINCIPAL BALANCE:     $55,200,000
 FIRST PAYMENT DATE:             August 1, 2005
 TERM/AMORTIZATION:              60/0 months
 INTEREST ONLY PERIOD:           60 months
 MATURITY DATE:                  July 1, 2010
 EXPECTED MATURITY BALANCE:      $55,200,000
 BORROWING ENTITY:               Westcreek Properties, Ltd.
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 57 payments
                                 Open: 3 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   IMMEDIATE REPAIR RESERVE:     $20,917
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $14,200
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE BALANCE:     $55,200,000
 CUT-OFF DATE LTV:         55.9%
 MATURITY DATE LTV:        55.9%
 UNDERWRITTEN DSCR(1):     1.95x
 MORTGAGE RATE:            5.067%
--------------------------------------------------------------------------------


(1) DSCR figures based on net cash flow unless otherwise noted.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:                Multifamily
 PROPERTY SUB TYPE:            Garden Style
 LOCATION:                     Santa Clarita, CA
 YEAR BUILT/RENOVATED:         1991/NAP
 UNITS:                        563
 CUT-OFF BALANCE PER UNIT:     $98,046
 OCCUPANCY AS OF 06/05/05:     91.2%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Con Am Management Corporation
 U/W NET CASH FLOW:            $5,525,999
 APPRAISED VALUE:              $98,800,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             THE TERRACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TRAILING 12        FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (04/30/05)        (12/31/04)        (12/31/03)
                                       --------------   ---------------   ---------------   ---------------

 Effective Gross Income .............   $7,992,137       $7,903,656        $7,796,407        $7,703,125
 Total Expenses .....................   $2,297,238       $2,154,317        $2,185,239        $2,217,575
 Net Operating Income (NOI) .........   $5,694,899       $5,749,339        $5,611,168        $5,485,550
 Cash Flow (CF) .....................   $5,525,999       $5,749,339        $5,611,168        $5,485,550
 DSCR on NOI ........................        2.01x            2.03x             1.98x             1.93x
 DSCR on CF .........................        1.95x            2.03x             1.98x             1.93x
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                    -----------   -----------   ----------

 Number of Units ................       48           455            60
 Average Unit Size (SF) .........      624           927          1,070
 Average Rent ...................   $1,041        $1,257        $1,459
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             THE TERRACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Terrace Apartments Mortgage Loan is a $55.2 million, five-year fixed rate loan secured by a first mortgage on a garden style apartment complex located in Santa Clarita, Los Angeles County, California. The Terrace
     Apartments Mortgage Loan is interest only for the entire loan term and matures on July 1, 2010 at an annual interest rate of 5.067%.

THE BORROWER:

o    The Terrace Apartments Borrower is Westcreek Properties, Ltd., a California
     limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which The Terrace Apartments Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 10% by Geoffrey H. Palmer as a General Partner, 19% by Westcreek
     Terraces, Inc., a California corporation, as a General Partner and 71% by
     Geoffrey H. Palmer as a Limited Partner. The borrower principal is Geoffrey
     H. Palmer.

o    G. H. Palmer Associates, established in 1975 by Geoffrey H. Palmer, is a diversified real estate company involved in a variety of properties as a general partner for acquisition of residential, commercial and industrial properties. G. H. Palmer Associates currently owns a portfolio of over
     7,885 Southern-California units, valued in excess of $1.0 billion and is actively seeking to diversify into other markets through acquisition and development of multifamily properties. G. H. Palmer Associates' recent activities include the acquisition and development of approximately 9,000 residential units throughout southern California including single-family homes, townhomes, apartments and condominiums, as well as industrial properties.

THE PROPERTY:

o    The Terrace Apartments Mortgaged Property consists of a fee simple interest in a 563-unit, garden-style apartment complex consisting of 80 two-story buildings built in 1991. The improvements contain a total of 515,937 net rentable square feet and are situated on 44.94 acres. The apartment mix is
     48 one bedroom/one bath units, 455 two bedroom/two bath units and 60 three bedroom/two bath units. Unit amenities include a standard kitchen package consisting of a range/oven with vent hood, dishwasher, garbage disposal and microwave. Other unit amenities include washer/dryers, walk-in closets, cathedral ceilings in the second floor units and patios/balconies. All units are equipped with sprinklers. Project amenities include a clubhouse with leasing office, two fitness centers, two pools, spa, sauna and a playground.

o    The Terrace Apartments Mortgaged Property is located in southern
     California, approximately 30 miles northwest of Los Angeles. The Los
     Angeles multifamily market contains approximately 740,000 units with an overall occupancy of 96.5%. The Santa Clarita multifamily submarket contains approximately 16,000 units with an overall occupancy of 92.6%.
     Comparable property occupancy rates range from 94% to 97% with a weighted average of 95%.

o    The Terrace Apartments Borrower is generally required at its sole cost and expense to keep the Terrace Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Con Am Management Corporation ("Con Am") manages The Terrace Apartments
     Mortgaged Property. Con Am, founded in 1975 and headquartered in San Diego, currently manages approximately 45,000 apartment units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Terrace Apartments Borrower is be permitted to incur on a one-time basis mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation: (i) no event of default has occurred and be continuing; (ii) a limitation on the mezzanine loan amount, the loan-to-value, as determined by mortgagee taking into account the outstanding principal balance of the loan and the permitted mezzanine financing will not exceed 70% and the debt service coverage ratio, calculated on a trailing 12-month basis, will be greater than or equal to
     1.15x based on a constant payment rate of 9.25% and underwritten net income; (iii) delivery of a satisfactory intercreditor agreement and (iv)
     rating agency confirmation.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             THE TERRACE APARTMENTS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

NYU HOUSING -- 201 EAST 14TH STREET



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                    Bank of America
 ORIGINAL PRINCIPAL BALANCE:     $52,500,000
 FIRST PAYMENT DATE:             June 1, 2005
 TERM/AMORTIZATION:              120/0 months
 INTEREST ONLY PERIOD:           120 months
 MATURITY DATE:                  May 1, 2015
 EXPECTED MATURITY BALANCE:      $52,500,000
 BORROWING ENTITY:               Coral Crystal LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 117 payments
                                 Open: 3 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $2,275
   NYU LEASE RESERVE(1):         Springing
 LOCKBOX:                        Hard
--------------------------------------------------------------------------------


(1)   NYU Housing -- 201 East 14th Street Borrower is required to establish an excess cash reserve account after the occurrence and during the continuation of an event of default and 18 months prior to expiration of
      NYU master lease if the NYU master lease has not been extended for a term lasting at least two years beyond the related maturity date.



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE BALANCE:     $52,500,000
 CUT-OFF DATE LTV:         70.8%
 MATURITY DATE LTV:        70.8%
 UNDERWRITTEN DSCR(1):     1.37x
 MORTGAGE RATE:            5.510%
--------------------------------------------------------------------------------


(1)   DSCR figures based on net cash flow unless otherwise noted.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:                Multifamily
 PROPERTY SUB TYPE:            Student
 LOCATION:                     New York, NY
 YEAR BUILT/RENOVATED:         2000/NAP
 UNITS:                        91
 CUT-OFF BALANCE PER UNIT:     $576,923
 OCCUPANCY AS OF 09/01/05:     100.0% (Master
                               Lease)
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Coral Realty
                               Management, LLC
 U/W NET CASH FLOW:            $4,015,435
 APPRAISED VALUE:              $74,200,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                             FULL YEAR         FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)        (12/31/02)
                                         --------------   ---------------   ---------------   ---------------

 Effective Gross Income ..............    $5,782,680       $5,677,842         $5,539,130       $5,457,896
 Total Expenses ......................    $1,739,945       $1,558,217         $1,618,126       $1,545,014
 Net Operating Income (NOI) ..........    $4,042,735       $4,119,625         $3,921,004       $3,912,882
 Cash Flow (CF) ......................    $4,015,435       $4,119,625         $3,921,004       $3,912,882
 DSCR on NOI .........................         1.38x            1.40x              1.34x            1.33x
 DSCR on CF ..........................         1.37x            1.40x              1.34x            1.33x
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                      1 BEDROOM     2 BEDROOM     3 BEDROOM
                                     -----------   -----------   -----------

 Number of Units .................        26            52             13
 Average Unit Size (SF) ..........       784           958          1,637
 Average Rent(1) .................       NAP           NAP            NAP
------------------------------------------------------------------------------------------------------------------------------------


(1)   The entire NYU Housing -- 201 East 14th Street Mortgaged Property is
      master leased to New York University therefore there are no applicable average rents.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The NYU Housing -- 201 East 14th Street Mortgage Loan is a $52.5 million, ten-year fixed rate loan secured by a first mortgage on a student housing apartment building located in New York, New York. The NYU Housing -- 201
     East 14th Street Mortgage Loan is interest only for the entire loan term and matures on May 1, 2015 at an annual interest rate of 5.510%.

THE BORROWER:

o    The NYU Housing -- 201 East 14th Street Borrower is Coral Crystal LLC, a
     New York limited liability company and a single purpose bankruptcy remote entity for which the NYU Housing -- 201 East 14th Street Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     1% by Coral Crystal Manager Corp., a New York corporation, as the managing member with at least two independent directors and 99% by Coral Realty LLC, a New York limited liability company. The borrower principals are Alex
     Forkosh and Galina Anissimova.

o    Mr. Forkosh and Ms. Anissimova have been involved in multifamily real estate in New York City since 1995, primarily focusing on student housing development and conversion for New York University ("NYU"). Mr. Forkosh and
     Ms. Anissimova renovated and converted 400 Broome Street in 1997, 636
     Greenwich Street in 1998 and 80 Lafayette Street in 1999, and built 201
     East 14th Street in 2000. The borrower principals have developed or renovated and currently own five student housing apartment buildings totaling 715 units, all of which are master leased to NYU and account for approximately 25% of the NYU student housing stock. The borrower principals have over 20 years of combined student housing real estate experience.

THE PROPERTY:

o    The NYU Housing -- 201 East 14th Street Mortgaged Property consists of a fee simple interest in a 16-story plus basement, 91-unit student housing apartment building built in 2000. One retail tenant occupies portions of both the street and mezzanine level. The improvements contain 90,673 net rentable square feet and are situated on 0.19 acres. The apartment mix is
     26 one bedroom/one bath units, 52 two bedroom/two bath units and 13 three bedroom/two bath units. Unit amenities include a refrigerator and range/oven and each unit is wired for cable TV, telephones and high-speed
     Internet access. Project amenities include a recreation terrace on the second floor, a recreation room and a laundry room in the basement. Two elevators serve the building.

o    The NYU Housing -- 201 East 14th Street Mortgaged Property is located in the Greenwich Village section of lower Manhattan, approximately one-half mile northeast of the main NYU Washington Square campus. Greenwich Village is a commercial, cultural and residential neighborhood located north of
     Little Italy and Chinatown, all of which are centers for dining, entertainment and tourism. Typical housing consists of four to six-story, walk-up apartment buildings constructed between 1890 and 1920. Many of these buildings, particularly along the avenues, also contain ground level commercial and retail space. Newly constructed residential buildings in the neighborhood have numerous amenities designed to attract higher-income residents. The majority of multifamily housing in the area is rental, although several buildings in the area were converted into cooperative or condominium ownership during the mid to late 1980s.

o    The street level retail tenant is Duane Reade, which occupies 8,232 square feet under a 15-year lease expiring on September 30, 2015. The current rental rate per square foot of $78.28 increases to $90.02 in lease year 11.
     There is one ten-year option to renew the lease. Duane Reade is the largest drug store chain in the metropolitan New York area, operating 255 drug stores located in commercial and residential neighborhoods. Duane Reade is a privately held company.

o    The NYU Housing -- 201 East 14th Street Borrower is generally required at its sole cost and expense to keep the NYU Housing -- 201 East 14th Street
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW YORK UNIVERSITY MASTER LEASE:

o    The 91 student housing units are master leased to New York University
     ("NYU"), which in turn then sublets the units to students and faculty. The ten-year master lease commenced on August 1, 2000 and expires on August 31,
     2010. NYU is obligated to use the NYU Housing -- 201 East 14th Street
     Mortgaged Property for sleeping and living purposes, plus incidental use in connection with other university functions, primarily for the benefit of enrolled students, faculty, visiting parents and others employed by NYU.
     NYU has the right to sublease units to persons that may not be affiliated with the university.

o    The current master lease annual rent is $5,177,711 (effective August 1,
     2005), which increases to $5,330,163 on August 1, 2007 and $5,487,188 on
     August 1, 2009. NYU is responsible for utility expenses. Landlord is responsible for repairs and maintenance and trash removal.

o    NYU has the right of first refusal to purchase the NYU Housing -- 201 East
     14th Street Mortgaged Property should the NYU Housing -- 201 East 14th
     Street Borrower receive an offer to buy. NYU has the right to terminate the lease on January 30, 2006, January 30, 2008 and January 30, 2010 with nine months prior written notice to the related landlord.

NEW YORK UNIVERSITY:

o    NYU was founded in 1831 as a center for higher learning open to all regardless of national origin, religious beliefs or social background.
     Today, NYU enrollment is approximately 48,000 students attending 14 schools and colleges at six different campuses in Manhattan and in over 20 study-abroad countries around the world. There are approximately 3,100 full-time faculty members. The undergraduate program has a student to faculty ratio of 13 to 1, an average class size of under 30 and an enrollment of approximately 17,000 students.

o    Due to its multiple inner city campus locations, NYU does not offer traditional student housing, but rather provides housing to students and faculty through master lease contracts with numerous apartment buildings located in lower Manhattan. Approximately 10,000 students live in NYU housing.

PROPERTY MANAGEMENT:

o    Coral Realty Management, LLC ("Coral Realty") manages the NYU Housing --
     201 East 14th Street Mortgaged Property. Coral Realty, founded in 1985 and headquartered in New York City, currently manages five student housing apartment buildings totaling 715 units located in New York City.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                      NYU HOUSING -- 201 EAST 14TH STREET
--------------------------------------------------------------------------------

                               [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 THE CROSSINGS
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  THE CROSSINGS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

THE CROSSINGS



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                  Bear Stearns
 ORIGINAL PRINCIPAL BALANCE:   $44,800,000
 FIRST PAYMENT DATE:           August 1, 2005
 TERM/AMORTIZATION:            84/360 months
 INTEREST ONLY PERIOD:         60 months
 MATURITY DATE:                July 1, 2012
 EXPECTED MATURITY BALANCE:    $43,616,638
 BORROWING ENTITY:             Barry Crossings Owner LLC
 INTEREST CALCULATION:         Actual/360
 CALL PROTECTION:              Lockout/Defeasance:
                               80 payments
                               Open: 4 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                Yes
   IMMEDIATE REPAIR RESERVE:   $261,379
   REPLACEMENT RESERVE:        $10,400
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                Yes
   INSURANCE RESERVE(1):       Springing
   REPLACEMENT RESERVE:        $10,400
 LOCKBOX:                      Springing, Soft to Hard
--------------------------------------------------------------------------------


(1)   An ongoing insurance escrow springs if (a) an event of default occurs or
      (b) the borrower fails to provide lender evidence of payment of the insurance premiums.



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE BALANCE:     $44,800,000
 CUT-OFF DATE LTV:         79.3%
 MATURITY DATE LTV:        77.2%
 UNDERWRITTEN DSCR(1):     1.17x
 MORTGAGE RATE:            5.176%
--------------------------------------------------------------------------------


(1)   DSCR figures based on net cash flow unless otherwise noted.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:              Multifamily
 PROPERTY SUB TYPE:          Garden Style
 LOCATION:                   Kansas City, MO
 YEAR BUILT/RENOVATED:       1998/NAP
 UNITS:                      624
 CUT-OFF BALANCE PER UNIT:   $71,795
 OCCUPANCY AS OF 06/13/05:   93.1%
 OWNERSHIP INTEREST:         Fee
 PROPERTY MANAGEMENT:        Creekstone Management, L.L.C.
 U/W NET CASH FLOW:          $3,431,881
 APPRAISED VALUE:            $56,500,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 THE CROSSINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                            TRAILING 12        FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (04/30/05)        (12/31/04)        (12/31/03)
                                         --------------   ---------------   ---------------   ---------------

 Effective Gross Income ..............    $5,218,922       $4,852,143        $4,781,472        $4,848,610
 Total Expenses ......................    $1,662,241       $1,422,910        $1,401,845        $1,509,396
 Net Operating Income (NOI) ..........    $3,556,681       $3,429,233        $3,379,627        $3,339,214
 Cash Flow (CF) ......................    $3,431,881       $3,429,233        $3,379,627        $3,339,214
 DSCR on NOI .........................         1.21x            1.16x             1.15x             1.13x
 DSCR on CF ..........................         1.17x            1.16x             1.15x             1.13x
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                      1 BEDROOM     2 BEDROOM
                                     -----------   ----------

 Number of Units .................        288           336
 Average Unit Size (SF) ..........        716         1,080
 Average Rent ....................       $599          $769
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 THE CROSSINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Crossings Mortgage Loan is a $44.8 million, seven-year fixed rate loan secured by a first mortgage on a three-story garden apartment community containing 624 units in 53 buildings in Kansas City, Missouri. The
     Crossings Mortgage Loan bears interest at an annual interest rate of
     5.176%. The Crossings Mortgage Loan is interest only for the first five years of its term and matures on July 1, 2012.

THE BORROWER:

o    The Crossings Borrower, Barry Crossings Owner LLC, is a Delaware limited liability company and a single-purpose entity. The sponsors of the loan are
     Creekstone Partners and RealVest Fund III (a subsidiary of Wafra Investment
     Advisors).

o    Creekstone Partners is a division of Houston-based Creekstone Companies, which maintains a $600 million portfolio of multi-family and commercial real estate assets throughout the country. Wafra Investment Advisory Group,
     Inc. ("Wafra") is a U.S. registered investment adviser that was founded in
     1985. Wafra offers a wide range of investment services including portfolio securities management, direct equity investing, real estate and other structured products management. Wafra's Real Estate Division currently has over $550 million in equity under management, representing committed capital and interests in real estate assets in the United States and Canada exceeding $1.5 billion.

THE PROPERTY:

o    The collateral for the Crossings Mortgage Loan consists of a fee simple interest in a 624-unit apartment complex consisting of 53 three-story, garden style apartment buildings totalling approximately 569,004 square feet on 40.9 acres of land. The Crossings Mortgaged Property is located along Interstate-29, a primary artery from Kansas City International
     Airport to downtown Kansas City, and has direct access along Barry Road, which is the main thoroughfare into the heart of North Kansas City.

o    Constructed in 1998, the Crossings Mortgaged Property's 624 units are comprised of 288 one bed/one bath, 96 two bed/one bath and 240 two bed/two bath units. Amenities at the property include two pools and a Jacuzzi, a resident business center, 24-hour fitness center, lighted tennis and basketball courts, playground, 24-hour laundry facility, on-call emergency maintenance and garages with automatic door openers. Individual unit amenities include washer/dryer hook-ups, alarm system, roman tubs with ceramic tile, wood burning fireplaces, built-in microwaves and walk-in closets.

o    The Crossings Mortgaged Property is located 1/2-mile north of Zona Rosa, a new 650,000 square foot shopping, dining and entertainment lifestyle development. In addition, the Kansas City central business district is approximately 12 miles south of the Crossings Mortgaged Property. Major employers located within the central business district include American
     Airlines, CitiCards and Harley-Davidson Motor Co.

PROPERTY MANAGEMENT:

o    The Crossings Mortgaged Property is managed by Creekstone Management,
     L.L.C., an affiliate of the Crossings Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    An intra-borrower mezzanine loan exists in the amount of $9,894,133 between an entity owned by Wafra Investment Advisors and RealVest III to an affiliate of the Crossings Borrower. The loan is secured by 100% of the ownership interests in the indirect parent of the Crossings Borrower. The mezzanine loan is co-terminus with the Crossings Mortgage Loan and is subject to transfer restrictions that generally confine the transfer of the loan to entities affiliated with the sponsor.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 THE CROSSINGS
--------------------------------------------------------------------------------

                               [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

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BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               COLONADE APARTMENTS
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              COLONADE APARTMENTS
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

COLONADE APARTMENTS



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                    Bear Stearns
 ORIGINAL PRINCIPAL BALANCE:     $39,500,000
 FIRST PAYMENT DATE:             March 1, 2005
 TERM/AMORTIZATION:              120/360 months
 INTEREST ONLY PERIOD:           36 months
 MATURITY DATE:                  February 1, 2015
 EXPECTED MATURITY BALANCE:      $35,215,357
 BORROWING ENTITY:               Old York LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 119 payments
                                 Open: 1 payment
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   IMMEDIATE REPAIR RESERVE:     $117,000
   REPLACEMENT RESERVE:          $12,454
   TI/LC RESERVE:                $2,421
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   INSURANCE RESERVE(1):         Springing
   REPLACEMENT RESERVE:          $12,454
   TI/LC RESERVE:                $2,421
--------------------------------------------------------------------------------


(1)   An ongoing insurance escrow springs if the borrower fails to provide lender evidence of payment of the insurance premiums.



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE BALANCE:     $39,500,000
 CUT-OFF DATE LTV:         72.3%
 MATURITY DATE LTV:        64.5%
 UNDERWRITTEN DSCR(1):     1.27x
 MORTGAGE RATE:            5.253%
--------------------------------------------------------------------------------


(1)   DSCR figures based on net cash flow unless otherwise noted.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:                    Multifamily
 PROPERTY SUB TYPE:                Multifamily/Office
 LOCATION:                         Jenkintown, PA
 YEAR BUILT/RENOVATED:             1955/2004
 UNITS / SF (1):                   535/78,463
 CUT-OFF BALANCE PER UNIT:         $73,832
 OCCUPANCY AS OF 08/22/05 (1):     93.8%/66.5%
 OWNERSHIP INTEREST:               Fee
 PROPERTY MANAGEMENT:              Core Properties, Inc.
 U/W NET CASH FLOW:                $3,326,634
 APPRAISED VALUE:                  $54,600,000
--------------------------------------------------------------------------------


(1)   The Colonade Apartments contains 535 residential multifamily units
      (451,475 sf) and 78,463 sf of commercial office space. The multifamily units are 93.8% occupied, and 66.5% of the office space is occupied.
      Combined occupancy, on a square footage basis, is 89.5%.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              COLONADE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TRAILING 12        FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (06/30/05)        (12/31/04)        (12/31/03)
                                        --------------   ---------------   ---------------   ---------------

 Effective Gross Income .............    $7,096,031       $6,793,024       $6,880,194       $6,934,783
 Total Expenses .....................    $3,596,295       $4,070,910       $3,870,187       $3,791,956
 Net Operating Income (NOI) .........    $3,499,736       $2,722,114       $3,010,007       $3,142,827
 Cash Flow (CF) .....................    $3,326,634       $2,722,114       $3,010,007       $3,142,827
 DSCR on NOI ........................         1.34x            1.04x            1.15x            1.20x
 DSCR on CF .........................         1.27x            1.04x            1.15x            1.20x
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                     STUDIO     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                    --------   -----------   -----------   ----------

 Number of Units ................       11          308            143           73
 Average Unit Size (SF) .........      379          675          1,012        1,350
 Average Rent ...................     $680         $806         $1,104       $1,370
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              COLONADE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Colonade Apartments Mortgage Loan is a $39.5 million, ten-year fixed rate loan secured by a first mortgage on a 535-unit mid-rise apartment complex located in Jenkintown, Pennsylvania, approximately ten miles north of Center City Philadelphia. The Colonade Apartments Mortgage Loan bears interest at an annual interest rate of 5.253%. The Colonade Apartments
     Mortgage Loan is interest only for the first three years of its term and matures on February 1, 2015.

THE BORROWER:

o    The Colonade Apartments Borrower is Old York LLC, a Massachusetts limited liability company. Old York LLC is a single purpose entity.

o    The sponsor of the Colonade Apartments Mortgage Loan is Jeffrey J. Cohen,
     the founder and CEO of Metropolitan Properties of America ("MPA"). MPA is a
     real estate services company that provides real estate investment management, property management and development services to institutions and investment partners throughout the United States. MPA currently owns and manages in excess of 6 million square feet of residential and commercial space in five states.

THE PROPERTY:

o    The Colonade Apartments Mortgaged Property is a 535-unit mid-rise apartment complex located in Jenkintown, Pennsylvania, approximately ten miles north of Center City Philadelphia. The property is situated at the intersection of Routes 73 and 611, approximately three blocks southeast of the SEPTA train station and approximately 1/2 mile down the road from the
     Pennsylvania College of Optometry. The improvements consist of one 8-story,
     246-unit building and one 12-story, 289-unit building situated on 11.3 acres. Additionally there is approximately 78,463 square feet of commercial office space leased by a diverse group of small tenants accounting for approximately 11% of total net rental income. The Colonade Apartments
     Mortgaged Property provides a full range of amenities including an outdoor
     Olympic-sized pool, an indoor heated pool, tennis courts, full-service fitness center, and a covered parking garage. The unit mix consists of 11 studio units, 308 one-bedroom units, 143 two-bedroom units, and 73 three-bedroom units.

PROPERTY MANAGEMENT:

o    The property is managed by Core Properties, Inc., an affiliate of the
     Colonade Apartments Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The owners of the Colonade Apartments Borrower have pledged their ownership interests in the Colonade Apartments Borrower and in the parent of the managing member of the Colonade Apartments Borrower as well as certain other entities owned by them to secure certain lines of credit with a maximum balance of $4,000,000 with Citizens Bank of Massachusetts. As of
     August 31, 2005, the outstanding balance on this credit line was
     $2,376,512. There is no intercreditor or standstill agreement in connection with this pledge.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              COLONADE APARTMENTS
--------------------------------------------------------------------------------

                               [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

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BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

                               [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

BARCELONETA OUTLET CENTER



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                     Bank of America
 ORIGINAL PRINCIPAL BALANCE:      $35,250,000
 FIRST PAYMENT DATE:              July 1, 2005
 TERM/AMORTIZATION:               60/0 months
 INTEREST ONLY PERIOD:            60 months
 MATURITY DATE:                   June 1, 2010
 EXPECTED MATURITY BALANCE:       $35,250,000
 BORROWING ENTITY:                PR Barceloneta, LLC
 INTEREST CALCULATION:            Actual/360
 CALL PROTECTION:                 Lockout/Defeasance:
                                  56 payments
                                  Open: 4 payments
 UP-FRONT RESERVES:
  CHILI'S RESERVE ACCOUNT(1):     $96,000
  TI/LC RESERVE:                  $172,460
 ONGOING MONTHLY RESERVES:
  TAX RESERVE:                    Yes
  REPLACEMENT RESERVE:            $2,937
 LOCKBOX:                         Hard
--------------------------------------------------------------------------------


(1)   At closing, the Barceloneta Outlet Center Borrower will deposit $96,000 which sum is an amount equal to one year of rent due under the Chili's lease. Provided no event of default has occurred and is continuing, upon request of Barceloneta Outlet Center Borrower, the mortgagee will disburse to borrower all funds on deposit in the reserve account provided the mortgagee has received evidence that Chili's has commenced paying rent as required under the terms of the Chili's lease.



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE BALANCE:     $35,250,000
 CUT-OFF DATE LTV:         64.1%
 MATURITY DATE LTV:        64.1%
 UNDERWRITTEN DSCR(1):     2.29x
 MORTGAGE RATE:            4.694%
--------------------------------------------------------------------------------


(1)   DSCR figures based on net cash flow unless otherwise noted.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:                Retail
 PROPERTY SUB TYPE:            Unanchored
 LOCATION:                     Barceloneta, PR
 YEAR BUILT/RENOVATED:         2000/NAP
 NET RENTABLE SQUARE FEET:     176,219
 CUT-OFF BALANCE PER SF:       $200
 OCCUPANCY AS OF 05/01/05:     96.7%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Prime Retail, L.P.
 U/W NET CASH FLOW:            $3,840,460
 APPRAISED VALUE:              $55,000,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR       FULL YEAR
                                       UNDERWRITTEN     (3/31/05)       (12/31/04)      (12/31/03)
                                      -------------- --------------- --------------- ---------------

 Effective Gross Income .............  $6,136,689     $6,331,408     $5,954,254     $5,898,452
 Total Expenses .....................  $2,129,922     $2,377,672     $2,100,246     $2,083,425
 Net Operating Income (NOI) .........  $4,006,767     $3,953,736     $3,854,008     $3,815,027
 Cash Flow (CF) .....................  $3,840,460     $3,953,736     $3,854,008     $3,815,027
 DSCR on NOI ........................       2.39x          2.36x          2.30x          2.27x
 DSCR on CF .........................       2.29x          2.36x          2.30x          2.27x
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                  TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS         TOTAL         % OF                    POTENTIAL     % POTENTIAL       LEASE
TOP TENANTS                      FITCH/S&P      TENANT SF     TOTAL SF     RENT PSF      RENT (2)         RENT        EXPIRATION
----------------------------   -------------   -----------   ----------   ----------   -----------   -------------   -----------

 Liz Claiborne .............       NR/BBB         12,000         6.8%     $18.00         $216,000           4.6%      06/30/2010
 Reebok ....................       NR/BBB         10,044         5.7      $19.00          190,836           4.1       06/30/2010
 Polo Ralph Lauren .........       NR/BBB          8,991         5.1       $0.00               --           0.0       06/30/2010
 The Gap ...................     BBB-/BBB-         8,984         5.1      $21.00          188,664           4.0       06/30/2008
                                                  ------        ----                     --------           ---
 TOTAL .....................                      40,019        22.7%                    $595,500           12.6%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Polo Ralph Lauren pays percentage rent in an amount per lease year equal to three percent of all gross sales up to and including $4,000,000; and
      two percent of all gross sales in excess of $4,000,000.



------------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING        SF(2)      TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING(3)
--------------------   -------------   ----------   ----------   ------------   ---------------   ------------

 2006 ..............          8          29,033         16.5%        29,033           16.5%        $  766,861
 2007 ..............          2           4,067          2.3         33,100           18.8%        $  143,782
 2008 ..............          2          11,184          6.3         44,284           25.1%        $  228,264
 2009 ..............          3          13,919          7.9         58,203           33.0%        $  264,408
 2010 ..............         17          62,713         35.6        120,916           68.6%        $1,273,940
 2011 ..............          1             640          0.4        121,556           69.0%        $   48,000
 2012 ..............          1             672          0.4        122,228           69.4%        $   40,320
 2013 ..............          2           6,122          3.5        128,350           72.8%        $  138,036
 2014 ..............          1           4,000          2.3        132,350           75.1%        $   96,000
 2020 ..............          1              --          0.0        132,350           75.1%        $   65,000
 2021 ..............          3              --          0.0        132,350           75.1%        $  205,000
 2026 ..............          1              --          0.0        132,350           75.1%        $   84,000
 2029 ..............          1              --          0.0        132,350           75.1%        $  261,250
 MTM ...............         12          27,909         15.8        160,259           90.9%        $  613,575
 Vacant ............         --          15,960          9.1        176,219          100.0%        $  479,917
                             --          ------        -----
 TOTAL .............         55         176,219        100.0%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from underwritten rent roll.

(2)   Six ground leased tenants that contribute base rent have leases expiring in 2020, 2021, 2026 and 2029.

(3)   Expiring Base Rent excludes the $210,000 underwritten percentage rent for the following five tenants: Gamestop (MTM), Van Heusen (2006), Polo Ralph
      Lauren (2010), Panda Express (2010) and Ponderosa (2020).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 22.7% of the total net rentable square feet, are:

o    LIZ CLAIBORNE (NYSE: "LIZ") (not rated by Fitch and "BBB" by S&P) occupies
     12,000 square feet (6.8% of square feet, 4.6% of income) under a ten-year lease expiring on June 30, 2010. The rental rate per square foot is $18.00.
     Liz Claiborne engages in the design and marketing of women's and men's apparel, accessories and fragrance products worldwide. Liz Claiborne also offers decorative fabrics, blankets and throws, furniture, games and toys, tabletop products, bed and bath accessories, floor coverings and window treatments. Liz Claiborne operates 269 specialty retail stores and 622 concession stores. As of the 2004 fiscal year, Liz Claiborne reported revenue of approximately $4.6 billion, net income of $313.6 million and stockholder equity of $1.8 billion.

o    REEBOK (NYSE: "RBK") (not rated by Fitch and "BBB" by S&P) occupies 10,044 square feet (5.7% of square feet, 4.1% of income) under a ten-year lease expiring on June 30, 2010. The current rental rate per square foot of
     $19.00 increases to $19.50 on July 1, 2007 and $20.00 on July 1, 2008.
     Reebok engages in the design, marketing and distribution of sports, fitness and casual products, including footwear, apparel, equipment and accessories. Reebok offers its products under various brand names, including Reebok, Rockport, CCM, JOFA, KOHO, The Greg Norman Collection,
     Polo and Ralph Lauren. The Reebok brand business includes sports licensing, including products designed and marketed under license agreements with the
     National Football League and the National Basketball Association. Reebok
     also has licensees for eyewear, watches, heart rate monitors, children's apparel, team uniforms, socks and jogging strollers. As of the fiscal year ended December 31, 2004, Reebok reported revenue of approximately $3.8 billion, net income of $192.4 million and stockholder equity of $1.2 billion. Adidas Salomon AG (OTC: "ADDYY.PK") has tendered an offer to acquire Reebok for approximately $3.8 billion. The purchase is expected to close in the first half of 2006, pending regulatory and shareholder approval. Based in Herzogenaurach, Germany, adidas-Salomon is the second largest sporting goods company in the world, with its core brand adidas and
     Taylor Made-adidas golf. As of December 31, 2004, adidas-Salomon reported sales of Eurodollars 6.5 billion, net income of Eurodollars 314 million, and shareholder equity of Eurodollars 1.6 billion.

o    POLO RALPH LAUREN (NYSE: "RL") (not rated by Fitch and "BBB" by S&P)
     occupies 8,991 square feet (5.1% of square feet) under a ten-year lease expiring on June 30, 2010. Polo Ralph Lauren pays percentage rent in an amount per lease year equal to three (3%) percent of all gross sales up to and including $4,000,000; and two (2%) percent of all gross sales in excess of $4,000,000. Polo Ralph Lauren has 37 years of experience in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. Polo Ralph Lauren's brand names include Polo by Ralph Lauren, Ralph Lauren Purple Label, Ralph
     Lauren, Black Label, Blue Label, Lauren by Ralph Lauren, Polo Jeans Co.,
     RRL, RLX, Rugby, RL Childrenswear, Chaps and Club Monaco. As of the fiscal year ended April 2, 2005, Polo Ralph Lauren reported revenue of approximately $3.3 billion, net income of $190.4 million and stockholder equity of $1.7 billion.

o    THE GAP (NYSE: "GPS") (rated "BBB--" by Fitch and S&P) occupies 8,984 square feet (5.1% of square feet, 4.0% of income) under an eight-year lease expiring on June 30, 2008. The rental rate per square foot is $21.00. There remains one four-year option to renew the lease with the rental rate per square foot increasing to $22.00. The Gap operates as a specialty retailing company that offers casual apparel, accessories and personal care products under The Gap, Banana Republic and Old Navy brand names. The Gap provides a range of products, including denim, khakis and T-shirts, fashion apparel, shoes, accessories, intimate apparel and personal care products for men, women, teens and children. The Gap operates 2,994 stores in the United
     States, Canada, the United Kingdom, France and Japan. In addition, The Gap offers products through the gap.com, bananarepublic.com and oldnavy.com. As of the fiscal year ended January 29, 2005, The Gap reported revenue of approximately $16.3 billion, net income of $1.2 billion and stockholder equity of $4.9 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Barceloneta Outlet Center Mortgage Loan is a $35.25 million, five-year fixed rate loan secured by a first mortgage on an outlet mall located in
     Barceloneta, Puerto Rico. The Barceloneta Outlet Center Mortgage Loan is
     interest only for the entire loan term and matures on June 1, 2010 at an annual interest rate of 4.694%.

THE BORROWER:

o    The Barceloneta Outlet Center Borrower is PR Barceloneta, LLC, d/b/a PR
     Barceloneta Outlets, LLC, a New Jersey limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Barceloneta Outlet Center Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 65.67%
     by David Lichtenstein as a Class A Member, 33.33% collectively by numerous
     Class B Members and 1.00% by PR Lightstone Manager, LLC, a Delaware limited liability company, as a Class A Member and the Managing Member. The borrower principal is David Lichtenstein. Mr. Lichtenstein is the founder,
     President and CEO of The Lightstone Group. Since formation in 1988, The
     Lightstone Group has become one of the largest private real estate companies is the United States.

THE PROPERTY:

o    The Barceloneta Outlet Center Mortgaged Property consists of a fee simple interest in an outlet mall consisting of four one-story buildings built in
     2000. The improvements contain a total of 176,219 net rentable square feet and are situated on 49.46 acres. The Barceloneta Outlet Center Mortgaged
     Property is located along the north central coastline of Puerto Rico, with the Atlantic Ocean to the north, the city of Manati to the east, the city of Florida to the south and the city of Arecibo to the west. San Juan is 36 miles to the east via State Road No. 22.

o    The Barceloneta Outlet Center Borrower is generally required at its sole cost and expense to keep the Barceloneta Outlet Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Prime Retail, L.P. manages the Barceloneta Outlet Center Mortgaged
     Property. Prime Retail, founded in 1988 and headquartered in Baltimore, currently manages approximately 10.2 million square feet of space located in 23 states, including 36 outlet centers and 154,000 square feet of office space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           BARCELONETA OUTLET CENTER
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

                      (This Page Intentionally Left Blank)